Exhibit 2

FINANCIAL STATEMENTS OF JAPAN INTERNATIONAL COOPERATION AGENCY (“JICA”)

AND REPORTS OF THE INDEPENDENT AUDITOR

Independent Auditor’s Report

Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

We have audited the accompanying financial statements of the general account of Japan International Cooperation Agency, which comprise the balance sheet as at March 31, 2018, and the statement of income, cash flows, and of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

President’s Responsibility for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for designing and operating such internal control as president determines is necessary to enable the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. The purpose of an audit of the financial statements is not to express an opinion on the effectiveness of the entity’s internal control, but in making these risk assessments the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by president, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency’s general account as at March 31, 2018, and financial performance, cash flows and administrative service operation cost for the year then ended in conformity with accounting standards for incorporated administrative agencies generally accepted in Japan.

/s/ Ernst & Young ShinNihon LLC

June 25, 2018

Tokyo, Japan

Balance Sheet

(as of March 31, 2018)

General Account

				(Unit: Yen)
Assets
I Current assets
Cash and deposits		198,210,198,306
Inventories
Stored goods	425,736,785	425,736,785

Advance payments		24,808,350,266
Prepaid expenses		177,471,776
Accrued income		396,529
Accounts receivable		3,798,381,566
Short-term loans for development projects	28,500,000
Allowance for loan losses	(11,000)	28,489,000

Short-term loans for emigration projects	841,177
Allowance for loan losses	(172,008)	669,169

Suspense payments		30,562,650
Advance paid		2,144,302

Total current assets			227,482,400,349

II Non-current assets
1 Tangible assets
Buildings	41,896,682,044
Accumulated depreciation	(18,203,516,519)	23,693,165,525

Structures	1,614,743,447
Accumulated depreciation	(1,084,052,681)	530,690,766

Machinery and equipment	208,713,354
Accumulated depreciation	(125,269,995)	83,443,359

Vehicles	2,013,081,961
Accumulated depreciation	(1,207,693,002)	805,388,959

Tools, furniture, and fixtures	1,985,905,797
Accumulated depreciation	(1,146,405,537)	839,500,260

Land	14,398,036,458
Accumulated impairment loss	(8,710,639)	14,389,325,819

Construction in progress		175,165

Total tangible assets		40,341,689,853
2 Intangible assets
Trademark rights		1,511,785
Telephone subscription rights		1,786,900
Software		162,623,120
Software in progress		1,569,841,335

Total intangible assets		1,735,763,140
3 Investments and other assets
Long-term loans for development projects	117,500,000
Allowance for loan losses	(16,500)	117,483,500

Long-term loans for emigration projects	22,821,735
Allowance for loan losses	(20,800,029)	2,021,706

Long-term installments receivable on settlement projects	198,085
Allowance for loan losses	(198,085)	0

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for development projects	162,365,511
Allowance for loan losses	(117,081,101)	45,284,410

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	363,777,691
Allowance for loan losses	(363,777,691)	0

Long-term prepaid expenses		71,731,430
Long-term guarantee deposits		1,535,468,046

Total investment and other assets		1,771,989,092

Total non-current assets			43,849,442,085

Total assets				271,331,842,434

Balance Sheet (Continued)

(as of March 31, 2018)

			(Unit: Yen)
Liabilities
I Current liabilities
Operational grant liabilities	20,100,863,243
Funds for grant aid	164,070,903,372
Donations received	389,028,937
Accounts payable	14,072,302,217
Accrued expenses	236,006,286
Lease obligations	87,790,722
Advance payments received	1,045,145
Deposits received	611,415,625
Suspense receipt	2,347

Total current liabilities		199,569,357,894

II Non-current liabilities
Contra-accounts for assets	5,208,162,662
Long-term lease obligations	83,524,179
Long-term deposits received	122,550,266
Assets retirement obligations	276,125,850

Total non-current liabilities		5,690,362,957

Total liabilities			205,259,720,851

Net assets
I Capital
Government investment	62,452,442,661

Total capital		62,452,442,661

II Capital surplus
Capital surplus	(979,385,259)
Accumulated depreciation not included in expenses	(19,196,644,966)
Accumulated impairment loss not included in expenses	(10,201,839)
Accumulated interest expenses not included in expenses	(7,189,037)

Total capital surplus		(20,193,421,101)

III Retained earnings
Reserve fund carried over from the previous Mid-term Objective period	19,509,259,590
Unappropriated income for the current business year	4,303,840,433

[Total income for the current business year]	[4,303,840,433]
Total retained earnings		23,813,100,023

Total net assets			66,072,121,583

Total liabilities and net assets			271,331,842,434

Statement of Income

(April 1, 2017 – March 31, 2018)

General Account

	(Unit: Yen)
Ordinary expenses
Operating expenses
Expenses for priority sectors and regions	72,753,806,028
Expenses for private sector partnership	4,962,479,884
Expenses for domestic partnership	18,665,968,996
Expenses for other operations	3,814,352,709
Expenses for operation support	38,069,811,030
Expenses for grant aid	90,151,518,954
Expenses for facilities	10,501,828
Expenses for contracted programs	196,644,578
Expenses for donation projects	35,981,241
Depreciation	587,273,238	229,248,338,486

General administrative expenses		8,585,574,614
Financial expenses
Foreign exchange losses	347,505,507	347,505,507

Miscellaneous loss		2,529,667

Total ordinary expenses			238,183,948,274
Ordinary revenues
Revenues from operational grants		132,493,969,563
Revenues from grant aid		90,151,518,954
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	192,932,407
Revenues from contracted programs from other parties	2,984,850	195,917,257

Revenues from interest on development projects		883,222
Revenues from settlement projects		218,580
Revenues from emigration projects		1,657,019
Donations		35,981,241
Revenues from subsidy for facilities		10,501,828
Reversal of allowance for loan losses		49,063,830
Reversal of contra-accounts for assets		574,840,142
Financial revenues
Interest income	10,146,338	10,146,338

Miscellaneous income		4,191,449,011

Total ordinary revenues			227,716,146,985

Ordinary loss			10,467,801,289
Extraordinary losses
Loss on disposal of non-current assets		75,743,362
Loss on sales of non-current assets		3,876,799
Payments to national treasury		610,718,937	690,339,098

Extraordinary income
Reversal of contra-accounts for assets		59,016,015
Gain on sales of non-current assets		31,177,487	90,193,502

Net loss			11,067,946,885

Reversal of reserve fund carried over from the previous Mid-term Objective period			15,371,787,318

Total income for the current business year			4,303,840,433

Statement of Cash Flows

(April 1, 2017 – March 31, 2018)

General Account

(Unit: Yen)
I. Cash flows from operating activities
Payments of operating expenses	(134,815,098,867)
Payments for grant aid	(89,465,484,938)
Payments for contracted programs	(196,634,977)
Payments of personnel expenses	(16,866,980,274)
Payments for other operations	(659,549,113)
Proceeds from operational grants	154,315,760,000
Proceeds from grant aid	108,613,588,679
Proceeds from contracted programs	290,736,033
Proceeds from interest on loans	2,578,147
Proceeds from settlement projects	(240,532)
Interest revenues	211,981
Installments receivable	(452,513)
Proceeds from donations	15,331,595
Proceeds from other operations	3,374,415,147

Subtotal	24,608,420,900
Interest income received	10,132,874
Payments to national treasury	(8,391,626,823)

Net cash provided by operating activities	16,226,926,951

II. Cash flows from investing activities
Payments for purchase of non-current assets	(1,820,146,604)
Proceeds from sales of non-current assets	44,485,077
Proceeds from collection of loans	48,670,306
Payments into time deposits	(130,210,000,000)
Proceeds from time deposit refund	130,210,000,000
Payments for purchase of negotiable deposits	(425,000,000,000)
Proceeds from refund of negotiable deposits	523,000,000,000

Net cash provided by investing activities	96,273,008,779

III. Cash flows from financing activities
Repayments of lease obligations	(141,356,803)
Payments to national treasury for unnecessary property	(610,718,937)

Net cash used in financing activities	(752,075,740)

IV. Effect of exchange rate changes on funds	(175,020,934)
V. Net increase (decrease) in funds	111,572,839,056
VI. Funds at the beginning of the business year	80,337,359,250

VII. Funds at the end of the business year	191,910,198,306

Statement of Administrative Service Operation Cost

(April 1, 2017 – March 31, 2018)

General Account

				(Unit: Yen)
I	Operating expenses
	(1) Expenses in the statement of income
	Operating expenses	229,248,338,486
	General administrative expenses	8,585,574,614
	Financial expenses	347,505,507
	Miscellaneous loss	2,529,667
	Loss on disposal of non-current assets	75,743,362
	Loss on sales of non-current assets	3,876,799
	Payments to national treasury	610,718,937	238,874,287,372

	(2) (Deduction) Self-revenues, etc.
	Revenues from contracted programs	(195,917,257)
	Revenues from interest on development projects	(883,222)
	Revenues from settlement projects	(218,580)
	Revenues from emigration projects	(1,657,019)
	Donations	(35,981,241)
	Reversal of allowance for loan losses	(49,063,830)
	Financial revenues	(10,146,338)
	Miscellaneous income	(4,191,449,011)
	Gain on sales of non-current assets	(31,177,487)	(4,516,493,985)

	Total operating expenses			234,357,793,387

II	Depreciation not included in expenses			1,249,821,872

III	Disposal and sale differential not included in expenses			30,387,406

IV	Estimated bonus payments not included in provision			52,133,990

V	Estimated increase in retirement benefits not included in provision			(319,124,159)

VI	Opportunity cost
	Opportunity cost of government investment			18,021,185

VII	(Deduction) Corporation taxes and payments to national treasury			(610,718,937)

VIII	Administrative service operation cost			234,778,314,744

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

1. Revenue recognition method of operational grants

Revenue from operational grants is recognized based on the level of operational achievement.

The revenue recognition method based on term is applied for administrative operations except the operations which have been specified as having a direct correlation between the operational achievement and operational grants.

The revenue from disaster relief operations, which are relief operations for unexpected disasters during the period, is recognized as the related expenses are incurred, since it is difficult to estimate the budget and terms, and specify a correlation between the operational achievement and operational grants.

2. Depreciation method

(1) Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	1–50 years
Structures:	1–42 years
Machinery and equipment:	1–17 years
Vehicles:	1–6 years
Tools, furniture, and fixtures:	1–15 years

The estimated depreciation costs for specific depreciable assets (Accounting Standard for Incorporated Administrative Agency No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standard for Incorporated Administrative Agency No. 91) are indirectly deducted from capital surplus and reported as accumulated depreciation not included in expenses.

(2) Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3) Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

3. Provision for bonuses

A provision for bonuses is not accrued since the financial source is secured by operational grants.

The estimated bonus payments not included in the provision in the statement of administrative service operation cost is reported as a current business year estimate of the provision for bonuses, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 88.

4. Provision for retirement benefits

A provision for retirement benefits is not accrued for retirement benefits since the financial source is secured by operational grants.

A provision for retirement benefits is not provided for pension benefits from the defined benefit corporate pension plan since the financial source for defined benefit corporate pension plan insurance fees and reserve shortfall is secured by operational grants.

The estimated increase in retirement benefits not included in the provision in the statement of administrative service operation cost is reported as the current business year increase in the provision for retirement benefits regarding retirement benefits and employees’ pension fund, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

5. Basis and standard for the accrual of allowance and loss contingencies

Allowance for loan losses

To provide for loan losses, JICA records the estimated amount of default as an allowance, taking into account the transition rate to delinquent loans for the ordinary loans. For doubtful loans, collectability is individually taken into consideration and the estimated amount of default is recorded as an allowance.

6. Standard and method for the valuation of inventories

Stored goods

Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

7. Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

8. Method for computing opportunity cost in the Statement of Administrative Service Operation Cost

Interest rate used to compute opportunity cost of government investment:

0.045% with reference to the yield of 10-year fixed-rate Japanese government bonds at the end of March 2018.

9. Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

10. Changes in presentation of the Statement of Income

Certain accounts in the statement of income have been reclassified in the business year 2017. To reflect these changes in presentation, the statement of income for the business year 2016 was reclassified as follows:

Before the change		(Unit: Yen	)
Ordinary expenses
Operating expenses
Expenses for technical cooperation projects		80,680,879,609
Expenses for grant aid (operation support)		306,662,973
Expenses for public participation-based cooperation		15,776,368,070
Expenses for emigration projects		360,261,588
Expenses for disaster relief activities		600,474,741
Expenses for training and securing the personnel		1,476,575,107
Expenses for assistance promotion		22,118,410,699
Expenses for related to operation		7,069,769,946
Expenses for operation support		28,996,345,250
Expenses for grant aid		79,245,955,630
Expenses for facilities		9,351,720
Expenses for contracted programs		254,656,876
Expenses for donation projects		16,856,587
Depreciation		488,916,671

General administrative expenses		9,451,497,201
Financial expenses
Foreign exchange losses		90,309,286

Miscellaneous loss		2,348,975

Total ordinary expenses		246,945,640,929
Ordinary revenues
Total ordinary revenues		258,917,940,432

Ordinary income		11,972,299,503
Extraordinary losses		44,859,099

Extraordinary income		24,189,992,225

Net income		36,117,432,629

Reversal of reserve fund carried over from the previous Mid-term Objective period		501,370,340

Total income for the current business year		36,618,802,969

After the change		Difference
Ordinary expenses
Operating expenses
Expenses for priority sectors and regions	92,482,794,996
Expenses for domestic partnership	19,215,439,001
Expenses for private sector partnership	4,672,821,095
Expenses for other operations	3,856,503,104
Expenses for operation support	37,950,207,088
Expenses for grant aid	79,245,955,630
Expenses for facilities	9,351,720
Expenses for contracted programs	254,656,876
Expenses for donation projects	16,856,587
Depreciation	488,916,671	792,017,301

General administrative expenses	8,659,479,900	(792,017,301)
Financial expenses
Foreign exchange losses	90,309,286	0

Miscellaneous loss	2,348,975	0

Total ordinary expenses	246,945,640,929	0
Ordinary revenues
Total ordinary revenues	258,917,940,432	0

Ordinary income	11,972,299,503	0
Extraordinary losses	44,859,099	0

Extraordinary income	24,189,992,225	0

Net income	36,117,432,629	0

Reversal of reserve fund carried over from the previous Mid-term Objective period	501,370,340	0

Total income for the current business year	36,618,802,969	0

Notes to the financial statements

General Account

(Balance Sheet)

1. Estimated retirement benefits to be provided from the operational grants

¥15,811,396,073

2. Estimated bonus to be provided from the operational grants

  ¥1,129,848,190

3. Impairment loss on non-current assets

Non-current assets indicating impairment loss

(1) Outline of usage, type, location, book value of non-current assets that indicated an impairment loss

(Unit: Yen)

Name of asset	Usage	Location	Type	Book value
Soubudai Jutaku	Employee housing	Zama city, Kanagawa prefecture	Building	476,373,498

(2) Background and reason for the indication of impairment loss

The asset presented an impairment indicator since the occupancy ratio was less than 50% at the end of business year 2017. However, impairment loss has not been recognized because the building continues to be utilized for employee housing.

4. Donated funds for grant aid

Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on grant agreements with the government of the recipient country. At the end of business year 2017, the outstanding balance of unexecuted grant agreements stood at ¥288,852,416,647.

(Statement of Cash Flows)

The funds shown in the statement of cash flows consist of cash, deposit accounts, and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2018)

Cash and deposits	¥198,210,198,306
Time deposits	¥(6,300,000,000)

Ending balance of funds	¥191,910,198,306

2. Description of significant non-cash transactions

Assets acquired under finance leases
Tools, furniture, and fixtures	¥127,338,623

3. Description of payments to National Treasury

“Payments to National Treasury” presented in “Cash flows from operating activities”

Reserve fund generated during the Third Mid-term Objective period has been paid to the National Treasury in accordance with Paragraph 3, Article 31 (3) of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency.

(Statement of Administrative Service Operation Cost)

Number of public officers temporarily transferred to JICA and accounted for as opportunity cost

Of the estimated increase in retirement benefits not included in the provision, ¥18,279,915 was recognized as the current-business-year increase in provision for retirement benefits for 32 public officers temporarily transferred to JICA according to JICA’s internal rules.

(Financial Instruments)

1. Status of financial instruments

The General Account’s fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

			(Unit: Yen)
	Balance sheet amount	Fair value	Difference
(1) Cash and deposits	198,210,198,306	198,210,198,306	0
(2) Accounts payable	(14,072,302,217)	(14,072,302,217)	0

(Note) Liabilities are shown in parentheses(    ).

(Note 1) Calculation method for fair value of financial instruments and matters concerning accounts payable

[1] Cash and deposits

Cash and deposits are valued at book value because fair value approximates book value since these items are settled in a short period of time.

[2] Accounts payable

Accounts payable are valued at book value because fair value approximates book value since these items are settled in a short period of time.

(Retirement benefits)

1. Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

On February 16, 2018, JICA transferred the minimum actuarial liability of the substitutional portion of the Employees’ Pension Fund to the National Treasury.

2. Defined benefit pension plan

(1) The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the business year	30,911,805,848

Current service cost	1,070,990,844
Interest cost	140,063,526
Actuarial differences	(416,646,379)
Retirement benefit paid	(1,018,618,533)
Past service cost	0
Contribution by employees	61,587,581
Decrease associated with the transfer of benefit obligation relating to the Employees’ Pension Fund	(6,673,026,984)

Retirement benefit obligation at the end of the business year	24,076,155,903

(2) The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the business year	14,763,005,701

Expected return on plan assets	0
Actuarial differences	317,719,660
Contribution by the company	415,559,808
Retirement benefit paid	(331,278,875)
Contribution by employees	61,587,581
Decrease associated with the transfer of benefit obligation relating to the Employees’ Pension Fund	(6,961,834,045)

Plan assets at the end of the business year	8,264,759,830

(3)	Reconciliation of the projected benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	10,339,186,129
Plan assets	(8,264,759,830)

Unfunded benefit obligations of funded pension plan	2,074,426,299
Unfunded benefit obligations of unfunded pension plan	13,736,969,774

Subtotal	15,811,396,073
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	0

Provision for retirement benefits	0
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	0

(Note)

A provision for retirement benefits is not accrued for the difference between retirement benefit obligations and plan assets and net amount of assets and liabilities in the balance sheet, ¥15,811,396,073, since the financial source is secured by operational grants.

(4) Components of retirement benefit expenses

(Unit: Yen)

Current service cost	1,070,990,844
Interest cost	140,063,526
Expected return on plan assets	0
Realized actuarial differences	(734,366,039)
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	476,688,331

Loss on transfer of benefit obligation relating to Employees’ Pension Fund (Note)	288,807,061

(Note)	Loss on transfer of benefit obligation relating to the Employees’ Pension Fund is presented in the statement of administrative service operation cost as a deduction amount.

(5) Major components of plan assets

Percentages of components to the total are as follows:

Bonds	38%
Stocks	35%
General account of life insurance company	19%
Others	8%

Total	100%

(6) Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7) Assumptions used

Principal assumptions used in actuarial calculations at the end of the business year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		0.00%

3. Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥46,387,450.

(Lease transactions)

1.	Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥45,058,224

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥54,194,406

2.

The impact of the finance lease transactions on the current business year’s profits and losses was ¥22,207,448. Total income for the current business year after the deduction of this amount was ¥4,326,047,881.

(Asset retirement obligations)

JICA has a building lease agreement for its head office building, and has obligations to restore the building to its original state at the termination of the lease period. Therefore, these asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

The balance of the asset retirement obligations at the end of the current business year was ¥276,125,850.

(Payments to the National Treasury, etc., for unnecessary property)

Funds retained by JICA

1.	Summary of the type and book value of the assets that were paid to the National Treasury as unnecessary property

Type of assets	Book value
Cash and deposits	¥610,718,937

2.	Reason for which the property became unnecessary

When the Third Mid-term Objective period closed, the Company examined the reserve fund to determine amounts to pay to the National Treasury in accordance with Article 31 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency. The Company identified certain expenses without cash outlay that offset a portion of the reserve, creating a cash surplus. This surplus was paid to the National Treasury as unnecessary property.

3.	Method of payment to the National Treasury: Transfer by cash pursuant to Paragraph 1, of Article 46-2 of the Act on General Rules for Incorporated Administrative Agency.

4.	Amount and date of payment to the National Treasury: ¥610,718,937, November 27, 2017

5.	Capital reduction: Not applicable

(Significant contractual liabilities)

Contractual liabilities JICA is obligated to pay during the next business year and thereafter are ¥8,361,722,464.

(Significant subsequent events)

Appropriation of profit was approved as follows on July 30, 2018:

		(Unit: Yen)
I. Unappropriated income for the current business year		4,303,840,433

Total income for the current business year	4,303,840,433

II. Profit appropriation amount
Reserve funds	4,303,840,433	4,303,840,433

The Accompanying Supplementary Schedules

General Account

(1)

Details of acquisition and disposal of noncurrent assets, depreciation (including depreciation not included in expenses, in accordance with “No. 87, Accounting for the Depreciation of Specific Depreciable Assets” and “No. 91, Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations”), and accumulated impairment loss

											(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period
Tangible assets (Depreciation included in expenses)	Buildings	1,791,386,418	473,723,511	139,568,132	2,125,541,797	465,378,305	118,552,958	0	0	1,660,163,492
	Structures	180,351,607	2,397,600	0	182,749,207	48,663,329	14,305,628	0	0	134,085,878
	Machinery and equipment	103,385,398	35,159,694	0	138,545,092	65,801,126	11,733,049	0	0	72,743,966
	Vehicles	1,974,779,721	144,833,818	161,434,489	1,958,179,050	1,158,280,382	173,064,108	0	0	799,898,668
	Tools, furniture, and fixtures	1,813,211,596	178,496,703	487,788,046	1,503,920,253	869,346,709	238,057,025	0	0	634,573,544
	Total	5,863,114,740	834,611,326	788,790,667	5,908,935,399	2,607,469,851	555,712,768	0	0	3,301,465,548
Tangible assets (Depreciation not included in expenses)	Buildings	39,830,548,870	148,389,919	207,798,542	39,771,140,247	17,738,138,214	1,210,697,406	0	0	22,033,002,033
	Structures	1,440,229,785	0	8,235,545	1,431,994,240	1,035,389,352	37,093,155	0	0	396,604,888
	Machinery and equipment	70,826,432	0	658,170	70,168,262	59,468,869	1,011,124	0	0	10,699,393
	Vehicles	56,151,263	0	1,248,352	54,902,911	49,412,620	0	0	0	5,490,291
	Tools, furniture, and fixtures	507,201,038	0	25,215,494	481,985,544	277,058,828	1,020,187	0	0	204,926,716
	Total	41,904,957,388	148,389,919	243,156,103	41,810,191,204	19,159,467,883	1,249,821,872	0	0	22,650,723,321
Tangible assets (Non-depreciable assets)	Land	14,398,036,458	0	0	14,398,036,458	0	0	8,710,639	0	14,389,325,819
	Construction in progress	155,283,975	9,870,562	164,979,372	175,165	0	0	0	0	175,165
	Total	14,553,320,433	9,870,562	164,979,372	14,398,211,623	0	0	8,710,639	0	14,389,500,984
Total tangible assets	Buildings	41,621,935,288	622,113,430	347,366,674	41,896,682,044	18,203,516,519	1,329,250,364	0	0	23,693,165,525
	Structures	1,620,581,392	2,397,600	8,235,545	1,614,743,447	1,084,052,681	51,398,783	0	0	530,690,766
	Machinery and equipment	174,211,830	35,159,694	658,170	208,713,354	125,269,995	12,744,173	0	0	83,443,359
	Vehicles	2,030,930,984	144,833,818	162,682,841	2,013,081,961	1,207,693,002	173,064,108	0	0	805,388,959
	Tools, furniture, and fixtures	2,320,412,634	178,496,703	513,003,540	1,985,905,797	1,146,405,537	239,077,212	0	0	839,500,260
	Land	14,398,036,458	0	0	14,398,036,458	0	0	8,710,639	0	14,389,325,819
	Construction in progress	155,283,975	9,870,562	164,979,372	175,165	0	0	0	0	175,165
	Total	62,321,392,561	992,871,807	1,196,926,142	62,117,338,226	21,766,937,734	1,805,534,640	8,710,639	0	40,341,689,853

											(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period
Intangible assets (Depreciation included in expenses)	Trademark rights	7,444,573	0	0	7,444,573	5,932,788	306,292	0	0	1,511,785
	Software	156,070,755	48,459,793	0	204,530,548	41,907,428	31,254,178	0	0	162,623,120
	Total	163,515,328	48,459,793	0	211,975,121	47,840,216	31,560,470	0	0	164,134,905
Intangible assets (Depreciation not included in expenses)	Trademark rights	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0
	Total	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0
Intangible assets (Non-depreciable assets)	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software in progress	454,850,046	1,114,991,289	0	1,569,841,335	0	0	0	0	1,569,841,335
	Total	458,128,146	1,114,991,289	0	1,573,119,435	0	0	1,491,200	0	1,571,628,235
Total intangible assets	Trademark rights	8,584,123	0	0	8,584,123	7,072,338	306,292	0	0	1,511,785
	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software	156,070,755	48,459,793	0	204,530,548	41,907,428	31,254,178	0	0	162,623,120
	Software in progress	454,850,046	1,114,991,289	0	1,569,841,335	0	0	0	0	1,569,841,335
	Total	622,783,024	1,163,451,082	0	1,786,234,106	48,979,766	31,560,470	1,491,200	0	1,735,763,140
Investments and other assets	Long-term deposits	90,000,000	0	90,000,000	0	0	0	0	0	0
	Long-term loans for development projects	312,300,000	0	194,800,000	117,500,000	0	0	0	0	117,500,000
	Allowance for loan losses (non-current)	(128,454,490)	0	(128,437,990)	(16,500)	0	0	0	0	(16,500)
	Long-term loans for emigration projects	30,633,064	0	7,811,329	22,821,735	0	0	0	0	22,821,735
	Allowance for loan losses (non-current)	(27,090,610)	0	(6,290,581)	(20,800,029)	0	0	0	0	(20,800,029)
	Long-term installments receivable on settlement projects	281,512	0	83,427	198,085	0	0	0	0	198,085
	Allowance for loan losses (non-current)	(281,512)	0	(83,427)	(198,085)	0	0	0	0	(198,085)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for development projects	0	162,365,511	0	162,365,511	0	0	0	0	162,365,511
	Allowance for loan losses (non-current)	0	(117,081,101)	0	(117,081,101)	0	0	0	0	(117,081,101)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	479,237,037	0	115,459,346	363,777,691	0	0	0	0	363,777,691
	Allowance for loan losses (non-current)	(479,237,037)	0	(115,459,346)	(363,777,691)	0	0	0	0	(363,777,691)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to installments receivable on settlement projects	620,851	0	620,851	0	0	0	0	0	0
	Allowance for loan losses (non-current)	(620,851)	0	(620,851)	0	0	0	0	0	0
	Long-term prepaid expenses	205,968,363	10,192,142	144,429,075	71,731,430	0	0	0	0	71,731,430
	Long-term guarantee deposits	1,570,965,696	51,425,580	86,923,230	1,535,468,046	0	0	0	0	1,535,468,046
	Total	2,054,322,023	106,902,132	389,235,063	1,771,989,092	0	0	0	0	1,771,989,092

(2) Details of inventories

							(Unit: Yen)
Type	Balance at the beginning of the period	Increase during the period		Decrease during the period		Balance at the end of the period	Remarks
		Purchase, manufacturing and transfer for the current business year	Others	Delivery and transfer	Others

Stored goods	491,515,955	65,166,993	0	130,946,163	0	425,736,785

Stockpile	491,515,955	65,166,993	0	130,946,163	0	425,736,785

Japan	51,423,676	0	0	0	0	51,423,676

USA	71,872,840	43,391,082	0	22,954,954	0	92,308,968

Republic of Singapore	235,894,948	16,140,690	0	80,964,908	0	171,070,730

Republic of Ghana	21,350,946	0	0	19,213,426	0	2,137,520

UAE	100,137,705	5,635,221	0	7,812,875	0	97,960,051

Republic of Palau	5,845,334	0	0	0	0	5,845,334

Republic of Marshall Islands	4,990,506	0	0	0	0	4,990,506

Total	491,515,955	65,166,993	0	130,946,163	0	425,736,785

(3) Details of loans

						(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection	Others
Other short-term loans
Loans for development projects	30,317,000	28,500,000	30,317,000	0	28,500,000

Loans for emigration projects	1,161,112	995,386	1,159,796	155,525	841,177

Installments receivable on settlement projects	42,862	0	42,862	0	0

Subtotal	31,520,974	29,495,386	31,519,658	155,525	29,341,177

Other long-term loans

Loans for development projects	312,300,000	166,300,000	3,934,489	194,800,000	279,865,511

Loans for emigration projects	509,870,101	30,145,804	8,373,854	145,042,625	386,599,426

Installments receivable on settlement projects	902,363	0	282,186	422,092	198,085

Subtotal	823,072,464	196,445,804	12,590,529	340,264,717	666,663,022

Total	854,593,438	225,941,190	44,110,187	340,420,242	696,004,199

*

“Others” shown under decrease during the period is due to transfer from long-term to short-term loans as well as from short-term to long-term loans, assignment of claim, year-end translation difference, etc.

(4) Details of allowance for loan losses, etc.

							(Unit: Yen)
Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period
(Development projects)
Short-term loans for development projects	30,317,000	(1,817,000)	28,500,000	619,885	(608,885)	11,000
Ordinary loans	30,317,000	(1,817,000)	28,500,000	619,885	(608,885)	11,000	Breakdown of the guarantee for the Year-end balance of loans is as follows: Bank guarantee ¥22,000,000 Joint and several guarantee ¥6,500,000
Long-term loans for development projects	312,300,000	(32,434,489)	279,865,511	128,454,490	(11,356,889)	117,097,601
Ordinary loans	146,000,000	(28,500,000)	117,500,000	8,035,500	(8,019,000)	16,500	Breakdown of the guarantee for the Year-end balance of loans is as follows: Bank guarantee ¥33,000,000 Joint and several guarantee ¥84,500,000 Provision of collateral (government bonds) ¥162,365,511
Doubtful loans	166,300,000	(166,300,000)	0	120,418,990	(120,418,990)	0
Claims probable in bankruptcy, claims probable in rehabilitation, and other	0	162,365,511	162,365,511	0	117,081,101	117,081,101
(Development projects in total)	342,617,000	(34,251,489)	308,365,511	129,074,375	(11,965,774)	117,108,601
(Emigration projects)
Short-term loans for emigration projects	1,161,112	(319,935)	841,177	167,701	4,307	172,008
Ordinary loans	1,161,112	(319,935)	841,177	167,701	4,307	172,008
Long-term loans for emigration projects	509,870,101	(123,270,675)	386,599,426	506,327,647	(121,749,927)	384,577,720
Ordinary loans	4,297,261	(1,676,040)	2,621,221	754,807	(155,292)	599,515
Doubtful loans	26,335,803	(6,135,289)	20,200,514	26,335,803	(6,135,289)	20,200,514
Claims probable in bankruptcy, claims probable in rehabilitation, and other	479,237,037	(115,459,346)	363,777,691	479,237,037	(115,459,346)	363,777,691
(Emigration projects in total)	511,031,213	(123,590,610)	387,440,603	506,495,348	(121,745,620)	384,749,728
(Installments receivable on settlement projects)
Short-term installments receivable on settlement projects	42,862	(42,862)	0	0	0	0
Ordinary loans	42,862	(42,862)	0	0	0	0
Long-term installments receivable on settlement projects	902,363	(704,278)	198,085	902,363	(704,278)	198,085
Ordinary loans	0	0	0	0	0	0
Doubtful loans	281,512	(83,427)	198,085	281,512	(83,427)	198,085
Claims probable in bankruptcy, claims probable in rehabilitation, and other	620,851	(620,851)	0	620,851	(620,851)	0
(Installments receivable on settlement projects in total)	945,225	(747,140)	198,085	902,363	(704,278)	198,085
Total	854,593,438	(158,589,239)	696,004,199	636,472,086	(134,415,672)	502,056,414

*	Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

(5) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligations of restoration to original state based on a building lease agreement	276,125,850	0	0	276,125,850	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91

(6) Details of capital and capital surplus

(Unit: Yen)

Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Capital	Government investment	62,452,442,661	0	0	62,452,442,661
	Total	62,452,442,661	0	0	62,452,442,661
Capital surplus	Capital surplus
	Facility expenses	2,227,558,165	148,389,919	0	2,375,948,084	Increase due to acquisition of non-current assets
	Operational grants	255,372,772	26,495,167	30,723,622	251,144,317	Increase/decrease due to long-term guarantee deposits
	Specified assets in Accounting Standard for Incorporated Administrative Agency No. 87	(122,494,000)	0	0	(122,494,000)
	Accumulated disposal and sale differential of non-current assets not included in expenses	(5,832,174,862)	0	243,156,103	(6,075,330,965)	Decrease due to sale or disposal of inherited assets, etc.
	Lease contracts	(113,690,859)	0	0	(113,690,859)
	Reserve fund carried over from the previous Mid-term Objective period	8,747,390	0	0	8,747,390
	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 99	2,696,290,774	0	0	2,696,290,774
	Total	(880,390,620)	174,885,086	273,879,725	(979,385,259)
	Accumulated depreciation not included in expenses	(18,159,591,791)	(1,249,821,872)	(212,768,697)	(19,196,644,966)	Decrease due to depreciation of non-current assets, etc.
	Total	(18,159,591,791)	(1,249,821,872)	(212,768,697)	(19,196,644,966)
	Accumulated impairment loss not included in expenses	(10,201,839)	0	0	(10,201,839)
	Total	(10,201,839)	0	0	(10,201,839)
	Accumulated interest expenses not included in expenses	(7,189,037)	0	0	(7,189,037)
	Total	(7,189,037)	0	0	(7,189,037)
	Total balance	(19,057,373,287)	(1,074,936,786)	61,111,028	(20,193,421,101)

(7) Details of reserve fund and reversal of reserve fund for specific purpose

1. Details of reserve fund

					(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Reserve fund carried over from the previous Mid-term Objective period	1,275,765,107	34,881,046,908	16,647,552,425	19,509,259,590	Note 1
Reserve fund under Paragraph 1 Article 44 of the Act on General Rules for Incorporated Administrative Agency	5,014,447,023	37,894,568,076	42,909,015,099	0	Note 2

Total	6,290,212,130	72,775,614,984	59,556,567,524	19,509,259,590

Note 1)	The increase during the period is the amount approved to be carried over from the previous Mid-term Objective period.
The decrease during the period consists of the transfer of the period-end balance for the previous Mid-term Objective to “Reserve fund under Paragraph 1 Article 44 of the Act on General Rule for Incorporated Administrative Agency” in the amount of ¥1,275,765,107 and a reversal during the current business year in the amount of ¥15,371,787,318.
Note 2)	The increase during the period consists of unappropriated retained earnings attributable to business year 2016 in the amount of ¥36,618,802,969 and transfer from “Reserve fund carried over from the previous Mid-term Objective period” in the amount of ¥1,275,765,107.
The decrease during the period consists of the amount approved to be carried over as business funds for the current Mid-term Objective period totaling ¥34,881,046,908 and the payment to the National Treasury in the amount of ¥8,027,968,191.

2. Details of reversal of reserve fund for specific purpose

			(Unit: Yen)

Classification		Amount	Remarks

Reversal amount of reserve fund for specific purpose	Reserve fund carried over from previous Mid-term Objective period	15,371,787,318	The amount expensed for the current period, etc.

Total		15,371,787,318

(8) Details of operational grant liabilities, transfer for the current period, etc.

1. Details of changes in operational grant liabilities	(Unit: Yen)

Balance at the beginning of the period	Operational grants for the current period	Transfer for the current period				Balance at the end of the period
		Revenues from operational grants	Contra-accounts for assets funded by operational grants	Capital surplus	Subtotal
0	154,315,760,000	132,493,969,563	1,694,432,027	26,495,167	134,214,896,757	20,100,863,243

2. Details of the transfer amount from operational grant liabilities and the main usage

(1) Details of the transfer amount to operational grant revenue and the main usage			(Unit: Yen)
Classification	Revenues from operational grants	Main usages of operational grants
		Expenses	Main usages
Transfer based on operation achievement method
Priority development cooperation issues	88,676,463,441	88,768,393,695	Outsourcing expenses: ¥26,800,961,054, Fees paid to experts: ¥22,928,044,690, Other expenses: ¥39,039,387,951
Partnerships with the private sector	5,565,018,942	5,565,018,942	Outsourcing expenses: ¥4,808,454,105, Fees paid to experts: ¥492,593,333, Other expenses: ¥263,971,504
Partnerships with various development partners	24,307,828,305	24,300,163,227	Fees paid to experts: ¥9,320,020,123, Outsourcing expenses: ¥6,812,067,767, Other expenses: ¥8,168,075,337
Strengthen foundations for operational implementation	4,323,218,505	4,336,929,108	Fees paid to experts: ¥1,975,134,710, Outsourcing expenses: ¥801,108,221, Other expenses: ¥1,560,686,177
Common	822,320,000	733,595,582	Personnel expenses: ¥733,595,582
Transfer based on term method
Common	8,245,536,008	7,932,294,976	Personnel expenses: ¥1,760,529,037, Rents: ¥862,243,822, Other expenses: ¥5,309,522,117
Transfer based on the related expenses are incurred
Disaster relief activities	553,584,362	553,584,362	Expenses for purchasing and sending equipment: ¥185,557,992, Outsourcing expenses: ¥116,547,585, Other expenses: ¥251,478,785
Total	132,493,969,563	132,189,979,892

(2) Details of transfer amount to contra-accounts for assets funded by operational grants and capital surplus and main usages				(Unit: Yen)
Segment	Transfer amount to contra-accounts for assets funded by operational grants		Transfer amount to capital surplus
	Transfer amount	Main usages	Transfer amount	Main usages
Priority development cooperation issues	809,717,758	Software in progress: ¥446,692,983 Annexed structure: ¥199,568,555 Others: ¥163,456,220	11,721,356	Guarantee deposits: ¥11,721,356
Partnerships with the private sector	50,491,781	Software in progress: ¥28,032,865 Annexed structure: ¥12,327,817 Others: ¥10,131,099	640,956	Guarantee deposits: ¥640,956
Partnerships with various development partners	230,355,683	Software in progress: ¥122,446,657 Annexed structure: ¥54,365,138 Others: ¥26,543,888	6,400,358	Guarantee deposits: ¥6,400,358
Strengthen foundations for operational implementation	104,391,830	Stored goods: ¥65,166,993 Software in progress: ¥21,777,496 Others: ¥17,447,341	497,931	Guarantee deposits: ¥497,931
Common	499,474,975	Software in progress: ¥496,041,288 Tools, furniture, and fixtures: ¥2,495,167 Others: ¥938,520	7,234,566	Guarantee deposits: ¥7,234,566
Total	1,694,432,027		26,495,167

3 Details of the balance of operational grant liabilities		(Unit: Yen)
Balance of operational grant liabilities		Reasons for the accrual of balance and revenue generation plan
Balance in relation to operations to which the revenue recognition method based on operation achievement is applied	20,100,863,243	The operation cycle of projects implemented upon requests from the governments of partnering countries in principle ranges over multiple business years. However, the balance is expected to expensed during the current Mid-term Objective period.
Balance in relation to operations to which the revenue recognition method based on term is applied	0	The balance of operational grant liabilities is not carried forward to the next business year.
Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	0	The balance of operational grant liabilities is not carried forward to the next business year.
Total	20,100,863,243

(9) Details of facility expenses

(Unit: Yen)

Classification	Amount granted in the current period	Breakdown of the accounting treatment mentioned on the left side			Remarks
		Construction in progress facility expenses	Capital surplus	Revenues from subsidy for facilities
Subsidy for facilities	158,891,747	0	148,389,919	10,501,828
Total	158,891,747	0	148,389,919	10,501,828

(10) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	188,538	13	10,413	4

Employees	15,946,989	1,950	723,182	96

Total	16,135,527	1,963	733,596	100

(Notes)

1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Standard of payment of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers and employees during the period is used.

4. Others There are no part-time officers or employees classified as external members.

(11) Segment information to be disclosed

										(Unit: Yen)

Classification	(1) Priority development cooperation issues	(2) Partnerships with the private sector	(3) Partnerships with various development partners	(4) Strengthen foundations for operational implementation	(5) Grant aid	(6) Contracted programs	(7) Other operations	Subtotal	(8) Corporate common expenses, etc.	Total
I. Operating expenses, revenues, and profits and losses
Operating expenses	100,228,590,075	6,686,699,468	26,197,306,045	5,153,823,059	90,151,518,954	196,644,578	35,981,241	228,650,563,420	10,501,828	228,661,065,248
Outsourcing expenses	26,800,961,054	4,808,454,105	6,812,067,767	801,108,221	0	104,858,518	33,353,160	39,360,802,825	10,501,828	39,371,304,653
Fees paid to experts	22,928,044,691	492,593,333	9,320,020,123	1,975,134,710	0	0	0	34,715,792,857	0	34,715,792,857
Travelling and transportation expenses	7,308,340,330	129,849,011	567,176,405	366,422,612	0	0	0	8,371,788,358	0	8,371,788,358
Personnel expenses	10,989,781,782	689,679,560	3,012,498,681	535,781,713	0	0	0	15,227,741,736	0	15,227,741,736
Rents	1,939,879,612	121,739,935	531,756,216	94,574,400	0	0	0	2,687,950,163	0	2,687,950,163
Fund provision	0	0	0	0	90,151,225,668	0	0	90,151,225,668	0	90,151,225,668
Other expenses	30,261,582,606	444,383,524	5,953,786,853	1,380,801,403	293,286	91,786,060	2,628,081	38,135,261,813	0	38,135,261,813
General administrative expenses	—	—	—	—	—	—	—	—	8,585,574,614	8,585,574,614
Personnel expenses	—	—	—	—	—	—	—	—	2,494,124,619	2,494,124,619
Rents	—	—	—	—	—	—	—	—	862,243,822	862,243,822
Other expenses	—	—	—	—	—	—	—	—	5,229,206,173	5,229,206,173
Depreciation	—	—	—	—	—	—	—	—	587,273,238	587,273,238
Financial expenses	—	—	—	—	—	—	—	—	347,505,507	347,505,507
Miscellaneous expenses	0	0	0	0	0	0	0	0	2,529,667	2,529,667
Total	100,228,590,075	6,686,699,468	26,197,306,045	5,153,823,059	90,151,518,954	196,644,578	35,981,241	228,650,563,420	9,533,384,854	238,183,948,274

Operating revenues
Revenues from operational grants	88,676,463,441	5,565,018,942	24,307,828,305	4,876,802,867	0	0	0	123,426,113,555	9,067,856,008	132,493,969,563
Revenues from grant aid	0	0	0	0	90,151,518,954	0	0	90,151,518,954	0	90,151,518,954
Revenues from contracted programs	0	0	0	0	0	195,917,257	0	195,917,257	0	195,917,257
Revenues from interest on development projects	0	0	0	0	0	0	0	0	883,222	883,222
Revenues from settlement projects	0	0	0	0	0	0	0	0	218,580	218,580
Revenues from emigration projects	0	0	0	0	0	0	0	0	1,657,019	1,657,019
Donation revenues	0	0	0	0	0	0	35,981,241	35,981,241	0	35,981,241
Revenues from subsidy for facilities	0	0	0	0	0	0	0	0	10,501,828	10,501,828
Reversal of allowance for loan losses	0	0	0	0	0	0	0	0	49,063,830	49,063,830
Reversal of contra-accounts for assets	94,503,163	5,930,682	25,905,032	4,607,286	0	0	0	130,946,163	443,893,979	574,840,142
Financial revenues	—	—	—	—	—	—	—	—	10,146,338	10,146,338
Miscellaneous income	235,983,934	0	14,292,066	0	0	0	0	250,276,000	3,941,173,011	4,191,449,011
Total	89,006,950,538	5,570,949,624	24,348,025,403	4,881,410,153	90,151,518,954	195,917,257	35,981,241	214,190,753,170	13,525,393,815	227,716,146,985

Operating income and loss	(11,221,639,537)	(1,115,749,844)	(1,849,280,642)	(272,412,906)	0	(727,321)	0	(14,459,810,250)	3,992,008,961	(10,467,801,289)

II. Extraordinary income and losses, etc.
Extraordinary losses	56,997,572	3,576,965	15,624,069	2,778,786	0	0	0	78,977,392	611,361,706	690,339,098
Extraordinary income	22,500,630	1,412,059	6,167,831	1,096,967	0	0	0	31,177,487	59,016,015	90,193,502
Net income and loss	(11,256,136,479)	(1,117,914,750)	(1,858,736,880)	(274,094,725)	0	(727,321)	0	(14,507,610,155)	3,439,663,270	(11,067,946,885)
Reversal of reserve fund carried over from the previous Mid-term Objective period	11,244,295,132	1,121,104,100	1,878,693,303	138,292,165	0	0	0	14,382,384,700	989,402,618	15,371,787,318
Total income and loss for the current year	(11,841,347)	3,189,350	19,956,423	(135,802,560)	0	(727,321)	0	(125,225,455)	4,429,065,888	4,303,840,433

III. Administrative service operation cost
Operating expenses
Expenses in the statement of income	100,285,587,647	6,690,276,433	26,212,930,114	5,156,601,845	90,151,518,954	196,644,578	35,981,241	228,729,540,812	10,144,746,560	238,874,287,372
(Deduction) Self-revenues	(258,484,564)	(1,412,059)	(20,459,897)	(1,096,967)	0	(195,917,257)	(35,981,241)	(513,351,985)	(4,003,142,000)	(4,516,493,985)
Total operating expenses	100,027,103,083	6,688,864,374	26,192,470,217	5,155,504,878	90,151,518,954	727,321	0	228,216,188,827	6,141,604,560	234,357,793,387
Depreciation not included in expenses	—	—	—	—	—	—	—	—	1,249,821,872	1,249,821,872
Disposal and sale differential not included in expenses	—	—	—	—	—	—	—	—	30,387,406	30,387,406
Estimated bonus payments not included in provision	—	—	—	—	—	—	—	—	52,133,990	52,133,990
Estimated increase in retirement benefits not included in provision	—	—	—	—	—	—	—	—	(319,124,159)	(319,124,159)
Opportunity cost of government investment	—	—	—	—	—	—	—	—	18,021,185	18,021,185
(Deduction) Corporation tax and payments to national treasury	—	—	—	—	—	—	—	—	(610,718,937)	(610,718,937)
Administrative service operation cost	100,027,103,083	6,688,864,374	26,192,470,217	5,155,504,878	90,151,518,954	727,321	0	228,216,188,827	6,562,125,917	234,778,314,744

IV. Total assets
Cash and deposits	0	0	0	0	165,455,716,644	21,079,391	0	165,476,796,035	32,733,402,271	198,210,198,306
Advance payments	21,734,702,527	902,430,789	2,056,820,197	114,396,753	0	0	0	24,808,350,266	0	24,808,350,266
Buildings	—	—	—	—	—	—	—	—	23,693,165,525	23,693,165,525
Land	—	—	—	—	—	—	—	—	14,389,325,819	14,389,325,819
Other assets	526,188,354	31,410,991	131,079,253	20,455,757	128,328	96,037	0	709,358,720	9,521,443,798	10,230,802,518
Total	22,260,890,881	933,841,780	2,187,899,450	134,852,510	165,455,844,972	21,175,428	0	190,994,505,021	80,337,337,413	271,331,842,434

(Note) 1. Segment classification and main descriptions

Operations are classified into four segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency.

Reclassification of the segment information of business year 2016 in accordance with the segments of the business year 2017 and reclassification of the segment information of business year 2017 in accordance with the segments of the business year 2016 are difficult in practice. Thus, such information is not disclosed. Operations in relation to donations and operations prescribed in Article 13 are organized as other operations.

1) Priority development cooperation issues

2) Partnerships with the private sector

3) Partnerships with various development partners

4) Strengthen foundations for operational implementation

2. Changes in the allocation method of operating expenses, etc.

Until business year 2016, expenses for operation support were recognized as unallocable expenses and revenues and were allocated in “Corporate common expenses, etc”.

In accordance with the amendment of Accounting Standard for Incorporated Administrative Agency and other related rules, these expenses are allocated to each segment from business year 2017.

Compared to the amounts which would have resulted if these expenses in business year 2017 were allocated to “Corporate common expenses, etc.”, the change resulted in decreases in operating income and loss by ¥27,380 million for “priority development cooperation issues,” by ¥1,718 million for “partnerships with the private sector,” by ¥7,505 million for “partnerships with various development partners,” and by ¥1,335 million for “strengthen foundations for operational implementation,” and an increase in operating income and loss by ¥37,939 million for “corporate common expenses, etc.”

The change resulted in decreases in net income and loss of ¥27,415 million for “priority development cooperation issues,” ¥1,720 million for “partnerships with the private sector,” ¥7,515 million for “partnerships with various development partners, and of ¥1,337 million for “strengthen foundations for operational implementation,” and an increase in net income and loss of ¥37,987 million for “corporate common expenses, etc.”

3. Disclosure of operating expenses

Operating expenses are classified in operating expenses in the statement of income according to their nature. Items that account for less than 5% of the total amount allocated to each segment are included in other expenses.

The relationship between operating expenses in this list and operating expenses in the Statement of Income is as follows:

1) Priority development cooperation issues: amount of expenses for priority sectors and region

2) Partnerships with the private sector: amount of expenses for private sector partnership

3) Partnerships with various development partners: amount of expenses for domestic partnerships

4) Strengthen foundations for operational implementation: amount of expenses for other operations

5) Grant aid: amount of expenses for grant aid

6) Contracted programs: amount of expenses for contracted programs

7) Other operations: amount of expenses for donation projects

8) Corporate common expenses, etc.: amounts of facility expenses

(2) Personnel expenses etc. and rents which are recorded in General Administrative Expenses and administrative service operation cost that have been classified as corporate common expenses, etc., cannot be allocated to each segment due to the following reasons:

1) Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform.

2) Rents: a wide variety of buildings are included in target property and they are used for multiple operations.

4. Assets are listed in accordance with the accounts in the balance sheet. Items that account for less than 5% of total assets are included in other assets.

5. Because operating expenses for 1) Priority development cooperation issues and 3) Partnerships with various development partners are financed by operational grants and revenues from operations, equivalent amounts are shown as miscellaneous income in operating revenues.

6. “-” is shown in the columns of items which have been allocated only to corporate common expenses, etc., because they cannot be allocated to individual segments.

(12) Details of grant-in-aid for scientific research

			(Unit: Yen)
Classification	Amount granted in the current period	Number of the projects	Remarks
Grant-in-Aid for Scientific Research B	(2,000,000) 600,000	2	Japan Society for the Promotion of Science Grant-in-Aid for Scientific Research
Grant-in-Aid for Scientific Research C	(1,577,680) 473,304	2
Grant-in-Aid for Young Scientists B	(1,060,000) 318,000	2
Total	(4,637,680) 1,391,304	6

(Note)	Amount granted in the current period indicate the amount equivalent to indirect expenses. The amount equivalent to direct expenses are indicated in parentheses.

(13) Details of main assets and liabilities other than those mentioned above

1. Cash and deposits

		(Unit: Yen)
Classification	Amount	Remarks

Cash	3,090,040

Cash in foreign currency	35,365,471

Deposit accounts	189,390,491,456

Checking accounts	2,932

Checking accounts in foreign currency	2,481,248,407

Time deposits	6,300,000,000

Total	198,210,198,306

2. Advance payments

			(Unit: Yen)
Classification	Amount	Counterparty	Remarks
Operating expenses	24,808,350,266	JV Oriental Consultants Global Co., Ltd., etc.
Total	24,808,350,266

3. Funds for grant aid
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Funds for grant aid	164,070,903,372	Republic of the Union of Myanmar, etc.
Total	164,070,903,372
4. Accounts payable
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	11,196,641,814	JV Oriental Consultants Global Co., Ltd., etc.

General administrative expenses	1,374,226,668	Accenture Japan Ltd, etc.

Expenses for contracted programs	1,308,223	Recruit Staffing Co., Ltd., etc.

Expenses for grant aid	1,384,941,600	Food and Agriculture Organization of the United Nations, etc.

Expenses for donation projects	38,685	Sonorite Co., LTD., etc.

Others	115,145,227	Mutual Aid Association of JICA, etc.
Total	14,072,302,217

(14) Details of affiliated companies and relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Japan Overseas Cooperative Association				Hamanasu Foundation
Outline of operations

(1)  International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2)  Assistance for postdisaster restoration and peace-building activities.

(3)  Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4)  Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5)  Activities to support integrated community building and human resource development involving various sectors for the purpose of regional revitalization in cooperation in local communities.

① Planning, support on coordination and implementation of project for the purpose of integrated community building including various sectors such as education, welfare service and industrial promotion

② Category II social welfare services prescribed in article 2 of the Social Welfare Act

(a)  Based on Child Welfare Act:

-  day care services for handicapped children

-  consultation services for handicapped children

-  after-school child sound upbringing services

-  regional base services of the child care support

-  nursery center management services

(b) Based on act on Social Welfare for the Elderly

-  senior in-home care services

-  senior day-services

(c)  Based on act to comprehensively support daily and social lives of persons with disabilities

-  welfare services for persons with disabilities

-  consultation support services

-  services to support regional life

-  management of community activity support centers

③ Human resource development and training

(6)  Other activities necessary to achieve the objectives of the Association.

(1)   Activities pertaining to policy-making and promoting human resource development

(2)   Activities pertaining to promoting large-area participation

(3)   Activities pertaining to vitalization of rural municipalities

(4)   Activities pertaining to information dissemination

(5)   Other activities necessary to achieve the objectives of the foundation

Name of officers	Number of officers: 20 President: Yoshimasa Tominaga Board member: Kazuto Kitano (Former Director General of the Nihonmatsu Training Center of JICA)				Number of officers: 12 President: Yasuyuki Hamada
Association chart on transactions between relevant public interest corporations and JICA
Japan Overseas Cooperative Association
	JICA				JICA	Hamanasu Foundation

		(Operation Consignment)				(Operation Consignment)
Assets			1,366,705,703 yen			1,855,936,012 yen
Liabilities			477,069,806 yen			19,745,624 yen
Balance of net assets at the beginning of the business year			905,023,807 yen			1,900,188,296 yen
Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.	0 yen
- Other revenues	- Other revenues		3,189,589,125 yen		- Other revenues	100,754,384 yen
¡ Expenses	¡ Expenses		3,204,977,035 yen		¡ Expenses	94,976,810 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.	0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues	55,206,713 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses	124,982,195 yen

Balance of net assets at the end of the business year			889,635,897 yen			1,836,190,388 yen
Total revenues for the current period			-			698,408,189 yen
Total expenditures for the current period			-			696,772,619 yen
Amount of difference between revenues and expenditures for the current period			-			1,635,570 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	Accounts payable: 342,596,300 yen, Accounts receivable: 654,324 yen				Accounts payable: 7,389,349 yen
Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	2,778,128,804 yen			Total operating revenues:	47,272,935 yen
	(Breakdown: JICA transactions,		1,211,754,237 yen	43.6%)	(Breakdown: JICA transactions,	26,366,729 yen	55.8%)
	Competitive contract		(931,276,595 yen	76.9%)	Competitive contract	(0 yen	0.0%)
	Planning competition and public selection		(47,593,717 yen	3.9%)	Planning competition and public selection	(26,366,729 yen	100.0%)
	Non-competitive negotiated contracts		(232,883,925 yen	19.2%)	Non-competitive negotiated contracts	(0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2016, through March 31, 2017.				(Note) The above amount pertains to the period from May 1, 2016, through April 30, 2017.

(Note 2)  Pursuant to “Concerning the revision of the accounting standards for public-interest corporations (agreement from the liaison council of relevant agencies guidance, supervision, etc., of public-interest corporations, etc., of October 14, 2004) (“Accounting Standards for Public-interest Corporations” hereinafter),” the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	The Association of Nikkei & Japanese Abroad				Kitakyushu International Techno-Cooperative Association
Outline of operations

(1)   Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2)   Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3)   Collaboration with municipalities and international exchange associations

(4)   Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5)   Provision of information and collaboration regarding migration and overseas expansion of businesses

(6)   Establishment and operation of centers for Japanese abroad

(7)   Consultations and intermediation for and regarding Japanese abroad

(8)   Publicity of and edification regarding situations in Japan

(9)   Organizing of the convention of Nikkei and Japanese abroad

(10)  Edification regarding investment from overseas, investment overseas, and businesses

(11)  Other activities necessary for the fulfillment of public good

(1) Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2) Planning and undertaking of activities to promote international goodwill

(3) Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

Name of officers	Number of officers: 18 President: Keiji Yamada				Number of officers: 11 President: Hideki Furuno

Association chart on transactions between relevant public interest corporations and JICA
		The Association of Nikkei & Japanese Abroad					Kitakyushu International Techno-Cooperative Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets			232,153,046 yen					661,093,398 yen

Liabilities			168,818,334 yen					17,107,402 yen
Balance of net assets at the beginning of the business year			59,369,682 yen					658,907,670 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			32,700,000 yen
- Other revenues	- Other revenues		441,496,151 yen		- Other revenues			161,387,573 yen
¡ Expenses	¡ Expenses		437,531,121 yen		¡ Expenses			208,230,033 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			779,214 yen

Balance of net assets at the end of the business year			63,334,712 yen					643,985,996 yen

Total revenues for the current period			461,496,151 yen					194,087,573 yen

Total expenditures for the current period			469,065,325 yen					199,521,579 yen

Amount of difference between revenues and expenditures for the current period			(7,569,174) yen					(5,434,006) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 14,553,093 yen, Accounts receivable: 110,495 yen						N/A

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	430,390,667 yen			Total operating revenues:	155,889,923 yen
	(Breakdown: JICA transactions,		211,537,711 yen	49.2%)	(Breakdown: JICA transactions,			123,100,912 yen	79.0%)
	Competitive contract (		99,254,632 yen	46.9%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		21,695,042 yen	10.3%)	Planning competition and public selection	(		123,100,912 yen	100.0%)
	Non-competitive negotiated contracts (		90,588,037 yen	42.8%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

(Note) The above amount pertains to the period from April 1, 2016, through March 31, 2017.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	International Civil and Commercial Law Centre Foundation				Pacific Resource Exchange Center
Outline of operations

(1)  Carrying out of training of personnel handling civil and commercial law chiefly in Asia and support

(2)  Invitation and dispatch, both from and to Japan, of researchers and experts on civil and commercial law and support

(3)  Organizing and support of lectures, study sessions, symposiums, seminars and other meetings for the purpose of research, study, training, and information exchange on civil and commercial law both in Japan and abroad

(4)  Gathering of information and material on civil and commercial law both in Japan abroad and conducting and support of such research and study

(5)  Publication of journals and other documents and distribution

(6)  Collaboration and cooperation with related institutes and organizations both in Japan and abroad

(7)  Other activities necessary to fulfill the aims

(1)  Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2)  Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3)  Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries.

(4)  Gathering information and research/study related to economic cooperation

(5)  Public awareness and publicity concerning the aforementioned activities

(6)  Other activities necessary for the achievement of objectives of this corporate body

Name of officers	Number of officers: 9 Representative director and chairman: Kenji Miyahara Director: Gotaro Ogawa (Former Director General of General Affairs Department of JICA)				Number of officers: 18 Chairman: Kiyoshi Otsubo

Association chart on transactions between relevant public interest corporations and JICA
		International Civil and Commercial Law Centre Foundation					Pacific Resource Exchange Center
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets			84,877,068 yen					4,674,251,180 yen

Liabilities			1,220,709 yen					62,920,766 yen
Balance of net assets at the beginning of the business year			85,853,699 yen					4,575,505,137 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		94,505,565 yen		- Other revenues			193,361,962 yen
¡ Expenses	¡ Expenses		94,702,905 yen		¡ Expenses			157,536,685 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		(2,000,000) yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year			83,656,359 yen					4,611,330,414 yen

Total revenues for the current period			-					-

Total expenditures for the current period			-					-

Amount of difference between revenues and expenditures for the current period			-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations		Accounts payable: 24,535,343 yen				Accounts payable: 2,235,012 yen, Accounts receivable: 1,242,783 yen

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	72,701,356 yen			Total operating revenues:	81,731,958 yen
	(Breakdown: JICA transactions,		72,701,356 yen	100.0%)	(Breakdown: JICA transactions,			66,554,537 yen	81.4%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		0 yen	0.0%)	Planning competition and public selection	(		66,554,537 yen	100.0%)
	Non-competitive negotiated contracts (		72,701,356 yen	100.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

(Note 1)  The above amount pertains to the period from April 1, 2016, through March 31, 2017.

(Note 2)  Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Japan International Medical Technology Foundation				Overseas Coastal Area Development Institute of Japan
Outline of operations

(1)  Providing trainings for overseas experts in the field of medical technology

(2)  Sending overseas Japanese experts in the field of medical technology and other related fields

(3)  Activities pertaining to international cooperation in collaboration with domestic and overseas medical organizations

(4)  Activities pertaining to research and development of domestic and overseas medical technology

(5)  Medical disaster response

(6)  Other activities necessary for the achievement of the objectives of this foundation

(1)  Research and development activities

① Perform research on overseas coastal area development and international commercial distribution

② Carry out international cooperation projects pertaining to coastal area development and commercial distribution

(2)  International cooperation assistance activities

① Transfer knowledge of coastal area development and commercial distribution to other countries

② Host seminars and publish materials regarding international coastal area development and commercial distribution

③ Conduct research in collaboration with domestic and overseas research institutions regarding international coastal area development and commercial distribution

(4)  Perform other activities necessary for the achievement of the objectives of this organization

Name of officers	Number of officers: 16 Chairman: Shigeki Hayashi				Number of officers: 9 Chairman: Shoji Muneoka

Association chart on transactions between relevant public interest corporations and JICA
		Japan International Medical Technology Foundation					Overseas Coastal Area Development Institute of Japan
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		196,250,511 yen					1,663,739,647 yen

Liabilities		28,673,105 yen					155,980,175 yen
Balance of net assets at the beginning of the business year		201,163,076 yen					1,388,157,973 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		74,324,918 yen		- Other revenues			837,293,400 yen
¡ Expenses	¡ Expenses		87,977,058 yen		¡ Expenses			717,691,901 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		14,523,885 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		34,457,415 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		167,577,406 yen					1,507,759,472 yen

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Amount of difference between revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A			N/A

Details of receivables and payables to relevant public interest corporations		N/A			Accounts payable: 95,939,877 yen

Details of debt guarantee		N/A			N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	38,722,275 yen			Total operating revenues:	821,656,087 yen
	(Breakdown: JICA transactions,		25,013,281 yen	64.6%)	(Breakdown: JICA transactions,			505,430,622 yen	61.5%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		25,013,281 yen	100.0%)	Planning competition and public selection	(		505,430,622 yen	100.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

	(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.				(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Overseas Agricultural Development Association				Agricultural Development Consultants Association
Outline of operations

(1)  Proposal regarding effective undertaking of overseas agricultural development cooperation

(2)  Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3)  Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4)  Research and study regarding overseas agricultural development cooperation

(5)  Gathering and providing of information regarding overseas agricultural development cooperation

(6)  Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7)  Capacity building and securing of personnel who engage in rural community promotion in Japan

(8)  Establishment and operation of necessary facilities for aforementioned activities

(9)  Other activities necessary to fulfill the aims of this organization

(1)  Technical research to create projects for overseas agricultural development

(2)  Research of information and gathering of material regarding overseas agricultural development

(3)  Guidance and advice for consulting firms and organizations

(4)  Organizing lectures and symposiums regarding overseas technical assistance

(5)  Support regarding activities for overseas agricultural development

(6)  Other activities necessary to fulfill the aims of this association

Name of officers	Number of officers: 9 President: Hidekazu Toyohara				Number of officers: 8 Chairman: Shigeyasu Aoyama Director: Ryuzo Nishimaki (Former Director General of Rural Development Department of JICA)

Association chart on transactions between relevant public interest corporations and JICA
		Overseas Agricultural Development Association					Agricultural Development Consultants Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)
Assets		4,693,774 yen					112,048,491 yen
Liabilities		11,201,776 yen					3,718,213 yen
Balance of net assets at the beginning of the business year		(1,930,250) yen					102,982,872 yen
Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			40,642,000 yen
- Other revenues	- Other revenues		124,706,411 yen		- Other revenues			71,658,587 yen
¡ Expenses	¡ Expenses		129,284,163 yen		¡ Expenses			106,953,181 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		(6,508,002) yen					108,330,278 yen
Total revenues for the current period		-					-
Total expenditures for the current period		-					-
Amount of difference between revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A
Details of receivables and payables to relevant public interest corporations	Accounts receivable: 339,046 yen				Accounts receivable: 527,007 yen
Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	122,272,488 yen			Total operating revenues:	40,087,718 yen
	(Breakdown: JICA transactions,		86,127,259 yen	70.4%)	(Breakdown: JICA transactions,			40,087,718 yen	100.0%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		86,127,259 yen	100.0%)	Planning competition and public selection	(		40,087,718 yen	100.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note 1)  The above amount pertains to the period from April 1, 2016, through March 31, 2017.

(Note 2)  Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Supporting Organization of J.O.C.V.				Japan Overseas Forestry Consultants Association
Outline of operations

(1)  Activities for the diffusion of cooperation volunteers’ activities for awareness raising and for understanding promotion

(2)  Activities for promoting participation in cooperation volunteers

(3)  Activities for assisting cooperation volunteers’ local activities

(4)  Activities for leveraging cooperation volunteers’ experience for society

(5)  Social contribution projects based on collaboration with citizen volunteers

(6)  Activities for placement and staffing

(7)  Other activities necessary to achieve the objectives of this corporation

(1)  Survey regarding overseas forest and forestry

(2)  Technical development regarding overseas forest and forestry

(3)  Afforestation in developing countries

(4)  Guidance and advice regarding overseas forest and forestry

(5)  Implementation of training regarding overseas forest and forestry

(6)  Gathering and provision of material and information on overseas forest and forestry

(7)  Other activities necessary to fulfill the purposes of the Association

Name of officers	Number of officers: 17 President: Yasuhiro Yamamoto Standing Director General: Kazuhisa Matsuoka (Former Senior Vice President of JICA)				Number of officers: 11 President: Fusho Ozawa

Association chart on transactions between relevant public interest corporations and JICA
		Supporting Organization of J.O.C.V.					Japan Overseas Forestry Consultants Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		62,194,673 yen					158,170,880 yen

Liabilities		11,151,178 yen					102,183,155 yen
Balance of net assets at the beginning of the business year		51,147,781 yen					64,923,228 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		3,000,000 yen		- Subsidy received, etc.			22,950,000 yen
- Other revenues	- Other revenues		125,311,702 yen		- Other revenues			280,146,846 yen
¡ Expenses	¡ Expenses		128,415,988 yen		¡ Expenses			312,032,349 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		51,043,495 yen					55,987,725 yen

Total revenues for the current period		-					303,096,846 yen

Total expenditures for the current period		-					307,352,732 yen

Amount of difference between revenues and expenditures for the current period		-					(4,255,886) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 25,044,164 yen						N/A

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	112,210,756 yen			Total operating revenues:		278,897,332 yen
	(Breakdown: JICA transactions,		83,881,257 yen	74.8%)	(Breakdown: JICA transactions,			245,587,557 yen	88.1%)
	Competitive contract		(83,881,257 yen	100.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection		(0 yen	0.0%)	Planning competition and public selection	(		245,587,557 yen	100.0%)
	Non-competitive negotiated contracts		(0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Takikawa International Exchange Association				Foundation for Advanced Studies on International Development
Outline of operations

(1)  Activities for international exchange

(2)  Activities for international cooperation

(3)  Activities for fostering international understanding

(4)  Activities for promoting multiculturalism

(5)  Other activities necessary to fulfill the purposes of the Association

(1)  Cultivation of human resources for international development

(2)  Research and surveys for international development and assistance policy

(3)  Cooperation for advanced studies regarding international development

(4)  Technical cooperation projects overseas

(5)  Cooperation for private-sector business activities contributing to international development

(6)  Dissemination of information, edification, and publicity regarding international development

(7)  Activities in Japan drawing on insights from aforementioned activities

(8)  Other activities necessary to fulfill the aims of this foundation

Name of officers	Number of officers: 21 President: Norikazu Mizuguchi				Number of officers: 8 President: Tsuneo Sugishita

Association chart on transactions between relevant public interest corporations and JICA
		Takikawa International Exchange Association					Foundation for Advanced Studies on International Development
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		45,047,958 yen					805,702,482 yen

Liabilities		599,923 yen					90,804,349 yen
Balance of net assets at the beginning of the business year		38,545,897 yen					717,887,499 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		5,450,000 yen		- Subsidy received, etc.			1,000,000 yen
- Other revenues	- Other revenues		44,592,705 yen		- Other revenues			263,834,882 yen
¡ Expenses	¡ Expenses		44,140,567 yen		¡ Expenses			267,824,248 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		44,448,035 yen					714,898,133 yen

Total revenues for the current period		50,042,705 yen					-

Total expenditures for the current period		44,130,266 yen					-

Amount of difference between revenues and expenditures for the current period		5,912,439 yen					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations		N/A				Accounts payable: 27,497,880 yen

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	41,912,557 yen			Total operating revenues:		256,407,261 yen
	(Breakdown: JICA transactions,		26,969,674 yen	64.3%)	(Breakdown: JICA transactions,			152,213,916 yen	59.4%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		7,778,938 yen	5.1%)
	Planning competition and public selection (		21,349,878 yen	79.2%)	Planning competition and public selection	(		143,529,000 yen	94.3%)
	Non-competitive negotiated contracts (		5,619,796 yen	20.8%)	Non-competitive negotiated contracts	(		905,978 yen	0.6%)

(Note 1) The above amount pertains to the period from April 1, 2016, through March 31, 2017.
(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Kyoto Comparative Law Center				Japan Aids to Navigation Association
Outline of operations

(1)   Interdisciplinary research among different fields of law, information science, and natural sciences

(2)   Collection and analysis of legal materials of domestic and foreign, systemization and provision of research outcomes

(3)   Studies of legal cultures and policies, and policy recommendations based on research outcomes

(4)   Establishment of human network regarding (1)~(3)

(5)   Training for the promotion of national and economic development for developing countries

(6)   Publication, research promotion, conducting conferences and seminars regarding
(1)~(5)

(7)   Other activities pertaining to achieving the purposes of the organization according to (1)~(6)

(1)   Research, investigation, development, administration and maintainance of marine aids to navigation facilities and equipment

(2)   Publicity and dissemination of information regarding marine aids to navigation facilities and equipment

(3)   Establishment, implementation and inspection of standards of marine aids to navigation equipment

(4)   International cooperation regarding marine aids to navigation

(5)   Other activities necessary to achieve the purpose of the Association

Name of officers	Number of officers: 6 Director: Tamotsu Isomura				Number of officers: 19 Representative director: Yoshimasa Ito

Association chart on transactions between relevant public interest corporations and JICA
		Kyoto Comparative Law Center					Japan Aids to Navigation Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		12,048,528 yen					449,812,136 yen

Liabilities		116,700 yen					76,242,890 yen
Balance of net assets at the beginning of the business year		34,932,042 yen					391,772,028 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		32,067,945 yen		- Other revenues			259,842,219 yen
¡ Expenses	¡ Expenses		55,068,159 yen		¡ Expenses			278,045,001 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		11,931,828 yen					373,569,246 yen

Total revenues for the current period		32,067,945 yen					-

Total expenditures for the current period		55,068,159 yen					-

Amount of difference between revenues and expenditures for the current period		(23,000,214) yen					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations		N/A					N/A

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	30,172,268 yen			Total operating revenues:		252,665,455 yen
	(Breakdown: JICA transactions,		26,180,243 yen	86.8%)	(Breakdown: JICA transactions,			23,293,440 yen	9.2%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		26,180,243 yen	100.0%)	Planning competition and public selection	(		23,293,440 yen	100.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

(Note 1) The above amount pertains to the period from April 1, 2016, through March 31, 2017.
(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Overseas Vocational Training Association				Asia SEED
Outline of operations

(1)  Capacity building of necessary personnel for the planning and promotion of overseas vocational training

(2)  Undertaking of necessary international cooperation such as guidance and advice regarding establishment and operation of training institutions for the planning and promotion of overseas vocational training

(3)  Development and providing of necessary training material and methodology for the planning and promotion of overseas vocational training

(4)  Gathering and providing necessary information and material for the planning and promoting of overseas vocational training

(5)  Assisting the training for foreign trainees in Japan

(6)  Promotion of exchange between foreign trainees and Japanese local communities and families

(7)  Other activities necessary to fulfill the aims of this organization

(1)  Research, information collection, analysis of issues of education, science and technology, culture, economy and industry in Japan and Asian countries, and formulation of proposals to solve such issues

(2)  Development of projects in the fields mentioned in (1) and provision of consulting services

(3)  Hosting discussions, trainings, seminars and symposiums on the topics mentioned in (1), and publishing newsletters, research magazines and other publications

(4)  Promoting joint research among, and exchange of government-affiliated individuals, educators, scientists, engineers, economists and cultural figures of Asian countries and those of Japan

(5)  Assistance in sending Japanese exchange students and trainees to Asian countries

(6)  Other activities associated with the above activities

Name of officers	Number of officers: 8 President: Isao Aoki				Number of officers: 14 Chairman: Masahiro Hamano

Association chart on transactions between relevant public interest corporations and JICA
		Overseas Vocational Training Association					Asia SEED
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		283,679,752 yen					350,918,056 yen

Liabilities		45,964,781 yen					182,645,170 yen
Balance of net assets at the beginning of the business year		284,412,273 yen					127,539,895 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			-
- Other revenues	- Other revenues		181,384,966 yen		- Other revenues			-
¡ Expenses	¡ Expenses		228,082,268 yen		¡ Expenses			-

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			-
- Other revenues	- Other revenues		0 yen		- Other revenues			-
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			-

Balance of net assets at the end of the business year		237,714,971 yen					168,272,886 yen

Total revenues for the current period		-					339,593,123 yen

Total expenditures for the current period		-					298,860,132 yen

Amount of difference between revenues and expenditures for the current period		-					40,732,991 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations		N/A			Accounts payable: 28,633,120 yen, Accounts receivable: 3,200 yen

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	180,070,066 yen			Total operating revenues:		339,548,241 yen
	(Breakdown: JICA transactions,		121,423,836 yen	67.4%)	(Breakdown: JICA transactions,			146,883,984 yen	43.3%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		79,110,960 yen	53.9%)
	Planning competition and public selection (		121,423,836 yen	100.0%)	Planning competition and public selection	(		67,773,024 yen	46.1%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2016, through March 31, 2017.				(Note 1) The above amount pertains to the period from April 1, 2016, through March 31, 2017.
(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note 2)  Pursuant to the Amendment Act to Promote Specified Nonprofit Activities (established as Act No. 70 of 2011), the entity is not legally required to create a statement of changes in net assets; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)			(Relevant public interest corporations, etc.)
Items	SEEDS Asia			Okinawa Environment Club
Outline of operations

(1)  Dispatch of the experts

(2)  Human resource development

(3)  Networking of the experts

(4)  Survey research

(5)  Collection of information and dissemination of knowledge regarding disaster management and environmental conservation

(6)  Other activities associated with the above activities

(1)  Conservation of regional nature and environment

(2)  Promotion of environmental education

(3)  Community development making use of natural and environmental features

(4)  Necessary research and studies; gathering and providing of information

(5)  Publication of newsletters, etc.

Name of officers	Number of officers: 7 President: Rajib Shaw			Number of officers: 7 President: Kuniki Shimoji

Association chart on transactions between relevant public interest corporations and JICA
		SEEDS Asia				Okinawa Environment Club
	JICA			JICA

	(Operation Consignment)				(Operation Consignment)

Assets		56,709,617 yen				26,063,436 yen

Liabilities		49,660,371 yen				9,048,940 yen
Balance of net assets at the beginning of the business year		789,950 yen				15,902,355 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues			¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.	-		- Subsidy received, etc.			-
- Other revenues	- Other revenues	-		- Other revenues			-
¡ Expenses	¡ Expenses	-		¡ Expenses			-

Changes in specified net assets
¡ Revenues	¡ Revenues			¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.	-		- Subsidy received, etc.			-
- Other revenues	- Other revenues	-		- Other revenues			-
¡ Expenses	¡ Expenses	-		¡ Expenses			-

Balance of net assets at the end of the business year		7,049,246 yen				17,014,496 yen

Total revenues for the current period		120,040,006 yen				41,361,493 yen

Total expenditures for the current period		113,780,710 yen				40,249,352 yen

Amount of difference between revenues and expenditures for the current period		6,259,296 yen				1,112,141 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A				N/A

Details of receivables and payables to relevant public interest corporations		Accounts payable: 917,424 yen				Accounts receivable: 1,905,189 yen

Details of debt guarantee		N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	54,800,224 yen		Total operating revenues:		41,259,832 yen
	(Breakdown: JICA transactions,	46,467,864 yen	84.8%)	(Breakdown: JICA transactions,			40,342,790 yen	97.8%)
	Competitive contract (	0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (	46,467,864 yen	100.0%)	Planning competition and public selection	(		40,342,790 yen	100.0%)
	Non-competitive negotiated contracts (	0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

(Note 1)  The above amount pertains to the period from April 1, 2016, through March 31, 2017.

(Note 2)  Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such statement is not prepared.

(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	MuranoMirai				Lequio Wings
Outline of operations

(1)  Activities regarding community development and support for community sustainability

(2)  Activities related to capacity building and receiving trainees

(3)  Activities related to research and studies

(4)  Activities related to promotion of international understanding and edification

(5)  Activities related to support of community promotion

(6)  Other activities necessary for fulfilling the aims of this organization

(1)  International cooperation activities

(2)  International exchange activities

(3)  Activities regarding to capacity building

(4)  Activities regarding culture, sports, education, and academic exchange

(5)  Activities regarding promotion of communities in Okinawa

(6)  Support for the socially vulnerable and activities to promote peace

(7)  Other activities necessary for fulfilling the aims of this organization

Name of officers	Number of officers: 10 Representative director: Toyokazu Nakata				Number of officers: 6 Exective director: Chochu Awa

Association chart on transactions between relevant public interest corporations and JICA
		Mura no Mirai					Lequio Wings
	JICA				JICA

	(Operation Consignment)					(Operation Consignment)

Assets		8,303,404 yen					17,929,133 yen

Liabilities		6,734,471 yen					0 yen
Balance of net assets at the beginning of the business year		1,962,098 yen					13,974,220 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-
- Other revenues	- Other revenues		-		- Other revenues			-
¡ Expenses	¡ Expenses		-		¡ Expenses			-

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-
- Other revenues	- Other revenues		-		- Other revenues			-
¡ Expenses	¡ Expenses		-		¡ Expenses			-

Balance of net assets at the end of the business year		1,568,933 yen					17,929,133 yen

Total revenues for the current period		60,437,254 yen					45,479,670 yen

Total expenditures for the current period		60,830,419 yen					41,524,758 yen

Amount of difference between revenues and expenditures for the current period		(393,165) yen					3,954,912 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations		Accounts payable: 2,438,640 yen					N/A

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	31,842,712 yen			Total operating revenues:		45,220,681 yen
	(Breakdown: JICA transactions,		20,170,130 yen	63.3%)	(Breakdown: JICA transactions,			27,718,898 yen	61.3%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		20,170,130 yen	100.0%)	Planning competition and public selection	(		27,718,898 yen	100.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)

(Note 1)  The above amount pertains to the period from April 1, 2016, through March 31, 2017.

(Note 2)  Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such statement is not prepared.

(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	International Farmers Participation Technical Net-work				Non-profit Organization Kyushu International Cooperative Association, Japan
Outline of operations

(1)   Activities regarding international cooperation

1.   As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

2.   Gathering and providing information on agricultural technology for small-scale farmers

3.   Survey of situations of local agriculture, and research and development for appropriate technologies

4.   Capacity building of local residents and technological support

5.   Training in Japan as well as at operation site

6.   Support through dispatching experts

(2)   Activities related to revitalization of economic activities

1.   Cooperation for participatory rural development through appropriate agricultural technology

2.   Cooperation for farmers to participate in local agricultural cooperatives, etc.

3.   Cooperation for training of appropriate agricultural technology for local farmers

(3)   Activities related to promotion of learning

1.   Development, research, and study of appropriate technology for local small-scale farmers

2.   Exchange with Japanese farmers, students and experts engaging in international cooperation

3.   Support and cooperation to universities and research institutions

(1)   Activities to provide advice to overseas volunteer undertaking, such as government development assistance activities, support for research, studies and evaluation, and cooperation

(2)   Activities including international exchange by municipalities and various organizations, planning for international cooperation undertaking, and support and cooperation for research and studies

(3)   Organizing training and lectures, etc., to promote self-development of young people through international understanding and publicity

(4)   Activities to promote international cooperation through personnel exchange and cultural and technical assistance with regional communities of developing nations, etc.

(5)   Activities to help returnees of overseas cooperation volunteers find jobs, with a view to disseminating volunteer experiences throughout society

(6)   Activities for sales and providing information regarding goods and publications for promotion of the activities

Name of officers

Number of officers: 7

President: Nobutaka Ito

Director: Kazuo Nagai

  (Former Director General of the Tsukuba Center of JICA)

Director: Yoshiaki Kono

  (Former Director General of the Tokyo Center of JICA)

Director: Yoshihiko Nishimura

  (Former Deputy Director of the Tsukuba Center of JICA)

Number of officers: 17 President: Akinobu Yumiba Board member: Masato Hanada (Former Director General of the Nihonmatsu Training Center of JICA)

Association chart on transactions between relevant public interest corporations and JICA
		International Farmers Participation Technical Net-work					Non-profit Organization Kyushu International Cooperative Association
	JICA				JICA

	(Operation Consignment)				(Operation Consignment)

Assets		36,869,141 yen					30,597,472 yen

Liabilities		17,265,600 yen					7,355,742 yen
Balance of net assets at the beginning of the business year		19,337,032 yen					23,279,579 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-
- Other revenues	- Other revenues		-		- Other revenues			-
¡ Expenses	¡ Expenses		-		¡ Expenses			-

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-
- Other revenues	- Other revenues		-		- Other revenues			-
¡ Expenses	¡ Expenses		-		¡ Expenses			-

Balance of net assets at the end of the business year		19,603,541 yen					23,241,730 yen

Total revenues for the current period		104,758,676 yen					41,182,680 yen

Total expenditures for the current period		104,492,167 yen					41,220,529 yen

Amount of difference between revenues and expenditures for the current period		266,509 yen					(37,849) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 9,643,320 yen, Accounts receivable: 162,627 yen				Accounts payable: 1,852,952 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	104,653,133 yen			Total operating revenues:		39,297,449 yen
	(Breakdown: JICA transactions,		104,177,411 yen	99.5%)	(Breakdown: JICA transactions,			35,960,155 yen	91.5%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		25,947,053 yen	72.2%)
	Planning competition and public selection (		104,177,411 yen	100.0%)	Planning competition and public selection	(		10,013,101 yen	27.8%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such statement is not prepared.				(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such statement is not prepared.

Independent Auditor’s Report

Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

We have audited the accompanying financial statements of the finance and investment account of Japan International Cooperation Agency, which comprise the balance sheet as at March 31, 2018, and the statement of income, cash flows, and of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the affiliated companies).

President’s Responsibility for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for designing and operating such internal control as president determines is necessary to enable the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. The purpose of an audit of the financial statements is not to express an opinion on the effectiveness of the entity’s internal control, but in making these risk assessments the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by president, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency’s finance and investment account as at March 31, 2018, and financial performance, cash flows and administrative service operation cost for the year then ended in conformity with accounting standards for incorporated administrative agencies generally accepted in Japan.

/s/ Ernst & Young ShinNihon LLC

June 25, 2018

Tokyo, Japan

Balance Sheet

(as of March 31, 2018)

Finance and Investment Account				(Unit: Yen)
Assets
I Current assets
Cash and deposits		255,638,891,695
Securities		5,000,000,000
Loans	12,005,003,608,497
Allowance for loan losses	(171,804,355,614)	11,833,199,252,883

Advance payments		22,629,176,659
Prepaid expenses		46,547,324
Accrued income
Accrued interest on loans	29,393,779,986
Accrued commitment charges	585,108,240
Accrued interest	1,892,778	29,980,781,004

Accounts receivable		1,552,544,987
Suspense payments		5,158,252
Advances paid		251,251
Short-term guarantee deposits		23,686,000,000

Total current assets			12,171,738,604,055

II Non-current assets
1 Tangible assets
Buildings	3,249,058,595
Accumulated depreciation	(1,036,977,297)
Accumulated impairment loss	(664,850,656)	1,547,230,642

Structures	50,286,752
Accumulated depreciation	(23,528,596)
Accumulated impairment loss	(11,670,468)	15,087,688

Machinery and equipment	196,235,042
Accumulated depreciation	(68,733,949)
Accumulated impairment loss	(102,287,680)	25,213,413

Vehicles	399,196,099
Accumulated depreciation	(209,824,296)	189,371,803

Tools, furniture, and fixtures	713,654,212
Accumulated depreciation	(229,254,026)	484,400,186

Land	12,703,270,000
Accumulated impairment loss	(6,091,196,973)	6,612,073,027

Construction in progress		30,170,571

Total tangible assets		8,903,547,330
2 Intangible assets
Trademark rights		376,543
Software		4,360,497,062
Software in progress		875,362,140

Total intangible assets		5,236,235,745
3 Investments and other assets
Investment securities		4,701,414,283
Shares of affiliated companies		43,545,746,439
Money held in trust		32,551,007,158
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(75,454,149,239)	11,608,735,000

Long-term prepaid expenses		18,955,998
Long-term guarantee deposits		637,985,591

Total investments and other assets		93,063,844,469

Total non-current assets			107,203,627,544

Total assets				12,278,942,231,599

Balance Sheet (Continued)

(as of March 31, 2018)

				(Unit: Yen)
Liabilities
I Current liabilities
Current portion of bonds		20,000,000,000
Current portion of borrowings from government fund for Fiscal Investment and Loan Program		150,179,140,000
Accounts payable		9,698,029,069
Accrued expenses		5,788,404,227
Derivatives		14,786,306,427
Lease obligations		146,786,342
Deposits received		1,475,413,014
Unearned revenue		29,500,912
Provisions
Provision for bonuses	299,206,990
Provision for contingent losses	10,598,349,655	10,897,556,645

Suspense receipt		254,424,251

Total current liabilities			213,255,560,887

II Non-current liabilities
Bonds		683,132,300,000
Discounts on bonds payable		(511,988,015)
Borrowings from government fund for Fiscal Investment and Loan Program		1,761,333,996,000
Long-term lease obligations		264,098,611
Long-term deposits received		3,482,110,590
Provision for retirement benefits		4,203,029,335
Asset retirement obligations		70,374,150

Total non-current liabilities			2,451,973,920,671

Total liabilities				2,665,229,481,558

Net assets
I Capital
Government investment		8,037,407,840,510

Total capital			8,037,407,840,510

II Retained earnings
Reserve fund		1,546,921,423,987
Unappropriated income for the current business year		79,188,199,636

[Total income for the current business year]		[79,188,119,636]
Total retained earnings			1,626,109,623,623

III Valuation and translation adjustments
Valuation difference on available-for-sale securities		825,870,545
Deferred gains or losses on hedges		(50,630,584,637)

Total valuation and translation adjustments			(49,804,714,092)

Total net assets				9,613,712,750,041

Total liabilities and net assets				12,278,942,231,599

Statement of Income

(April 1, 2017–March 31, 2018)

Finance and Investment Account
			(Unit: Yen)
Ordinary expenses
Expenses related to operations of cooperation through finance and investment
Interest on bonds and notes	7,326,628,700
Interest on borrowings	17,129,716,620
Interest on interest rate swaps	7,395,217,720
Other interest expenses	1,072,381
Operations consignment expenses	32,483,902,798
Bond issuance cost	557,428,609
Personnel expenses	3,895,897,131
Provision for bonuses	299,206,990
Retirement benefit expenses	137,434,028
Operating and administrative expenses	14,211,824,486
Depreciation	461,213,132
Taxes	80,204,280
Loss on valuation of investment securities	174,271,092
Loss on valuation of shares of affiliated companies	144,271,351
Loss on investment in money held in trust	1,496,956,731
Provision for allowance for loan losses	8,243,754,317
Other operating expenses	10,253,259
Other ordinary expenses	165,253	94,049,418,878

Total ordinary expenses			94,049,418,878

Ordinary revenues
Revenues from operations of cooperation through finance and investment
Interest on loans	145,294,026,977
Interest on bonds	35,195
Dividends on investments	19,319,269,360
Commissions	3,307,928,027
Foreign exchange gains	1,247,622,840
Reversal of provision for allowance for contingent losses	2,531,838,198	171,700,720,597

Financial revenues
Interest income	265,642,131	265,642,131

Miscellaneous income		1,341,852,540
Recoveries of written-off claims		19,878,116

Total ordinary revenues			173,328,093,384

Ordinary income			79,278,674,506

Extraordinary losses
Loss on disposal of non-current assets		19,918,110
Loss on sales of non-current assets		178,739
Loss on transfer of benefit obligation relating to Employees’ Pension Fund		76,771,497	96,868,346

Extraordinary income
Gain on sales of non-current assets		6,393,476	6,393,476

Net income			79,188,199,636

Total income for the current business year			79,188,199,636

Statement of Cash Flows

(April 1, 2017–March 31, 2018)

Finance and Investment Account

(Unit: Yen)
I Cash flows from operating activities
Payments for loans	(1,112,260,552,210)
Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(231,405,795,000)
Interest expenses paid	(28,807,382,166)
Payments for personnel expenses	(4,484,778,574)
Payments for other operations	(77,893,057,638)
Proceeds from collection of loans	774,112,730,179
Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	402,600,000,000
Proceeds from issuance of bonds	114,429,196,331
Proceeds from interest on loans	142,494,434,147
Proceeds from commissions	2,958,736,026
Proceeds from other operations	29,035,273,786

Subtotal	10,778,804,881
Interest and dividend income received	19,583,233,800

Net cash provided by operating activities	30,362,038,681

II Cash flows from investing activities
Payments for purchase of non-current assets	(4,966,055,905)
Proceeds from sales of non-current assets	57,675,132
Payments for purchase of investment securities	(2,316,175,719)
Proceeds from sales and redemption of investment securities	373,465,981
Payments for purchase of shares of affiliated companies	(1,524,650,100)
Proceeds from sales and redemption of shares of affiliated companies	927,360,000
Payments for increase of money held in trust	(17,448,681,227)
Payments into time deposits	(221,592,949,000)
Proceeds from time deposit refund	215,201,041,000
Payments for purchase of negotiable deposits	(30,100,000,000)
Proceeds from refund of negotiable deposits	27,100,000,000

Net cash used in investing activities	(34,288,969,838)

III Cash flows from financing activities
Repayments of lease obligations	(75,853,680)
Receipt of government investment	45,180,000,000

Net cash provided by financing activities	45,104,146,320

IV Effect of exchange rate fluctuation on funds	(1,215,617,532)
V Net increase (decrease) in funds	39,961,597,631
VI Funds at the beginning of the business year	208,992,616,064

VII Funds at the end of the business year	248,954,213,695

Statement of Administrative Service Operation Cost

(April 1, 2017–March 31, 2018)

Finance and Investment Account

			(Unit: Yen)
I Operating expenses
(1) Expenses in the statement of income
Expenses related to operations of cooperation through finance and investment	94,049,418,878
Loss on disposal of non-current assets	19,918,110
Loss on sales of non-current assets	178,739
Loss on transfer of benefit obligation relating to Employees’ Pension Fund	76,771,497	94,146,287,224

(2) (Deduction) Self-revenues, etc.
Revenues from operations of cooperation through finance and investment	(171,700,720,597)
Financial revenues	(265,642,131)
Miscellaneous income	(1,341,852,540)
Recoveries of written-off claims	(19,878,116)
Gain on sales of non-current assets	(6,393,476)	(173,334,486,860)

Total operating expenses			(79,188,199,636)

II Estimated increase in retirement benefits not included in provision			4,859,214

III Opportunity cost
Opportunity cost of government investment			3,606,668,028

IV Administrative service operation cost			(75,576,672,394)

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

1.	Depreciation method

(1)	Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	2-50 years
Structures:	2-46 years
Machinery and equipment:	2-17 years
Vehicles:	2-6 years
Tools, furniture, and fixtures:	2-15 years

(2)	Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3)	Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

2.	Provision for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current business year.

3.	Provision for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the business year ended March 31, 2018. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs are presented as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the business year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the business year in which they occur.

The estimated increase in retirement benefits not included in the provision in the statement of administrative service operation cost is reported as the current business year increase in the provision for retirement benefits regarding retirement benefits, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

4.	Basis and standard for the accrual of allowance and loss contingencies

(1)	Allowance for loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt, but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims for the business year 2017.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality. Internal audit department, which is independent from the operational departments, reviews these self-assessments, and an allowance is provided based on the results of the assessments.

(2)	Provision for contingent losses

Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on the possibility of losses in the future.

5.	Standard and method for the valuation of securities

(1)	Held-to-maturity securities

Held-to-maturity securities are carried at amortized cost (straight-line method).

(2)	Shares of affiliated companies

Shares of affiliated companies are stated at cost, determined using the moving-average method.

However, when the amount corresponding to the equity holding has fallen below the cost at acquisition, the amount corresponding to the equity holding is used.

(3)	Other investment securities

[1]	Securities whose fair value can be readily determined

Such investment securities are stated at fair value.

[2]	Securities whose fair value cannot be readily determined

Such Investment securities are carried at cost based on the moving average method.

Investments in limited partnerships and other similar partnerships, which are regarded as securities under Article 2, Clause 2 of the Japanese Financial Instruments and Exchange Law, Act No. 25 of 1948, are recognized at an amount equivalent to JICA’s percentage share of the net assets of such partnerships, based upon the most recent financial statements available depending on the report date stipulated in the partnership agreement.

(4)	Securities held as trust assets in money-held-in trust account

The securities are valued in the same way as (3) above.

6.	Standard and method for the valuation of derivative transactions

All derivative financial instruments are carried at fair value.

7.	Method for amortization of discount on bonds payable

Discount on bonds payable is amortized over the duration of the bonds.

8.	Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency money claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

9.	Method for computing opportunity cost in the statement of administrative service operation cost

Interest rate used to compute opportunity cost concerning government investment:

0.045% with reference to the yield of 10-year fixed-rate Japanese government bonds at the end of March 2018.

10.	Method of hedge accounting

(1)	Method of hedge accounting

Interest rate swaps are accounted for using the deferral hedge accounting method or the exceptional accrual method. Currency swaps are accounted for by the assignment method. As for interest rate and currency swaps, the interest rate part is accounted for using the exceptional accrual method and the currency part is accounted for by the assignment method.

(2)	Hedging instruments and hedged items

[1]	Hedging instruments...Interest rate swaps

Hedged items...Loans and foreign currency bonds

[2]	Hedging instruments...Currency swaps

Hedged items...Foreign currency bonds

[3]	Hedging instruments...Interest rate and currency swaps

Hedged items...Foreign currency bonds

(3)	Hedging policy

JICA enters into interest rate swaps, currency swaps, or interest rate and currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)	Method of evaluation of hedge effectiveness

Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal and others between hedged loans and hedging instruments.

As for interest rate swaps that satisfy the requirements of the exceptional accrual method, currency swaps that satisfy the requirements of the assignment method, and interest rate and currency swaps that satisfy the requirements of the exceptional accrual method and the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

11.	Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1. Joint obligations

JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds	¥100,000,000,000

2. Undisbursed balance of loan commitments

Most of JICA’s loans are long term. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2018 was ¥6,851,729,728,648.

(Statement of Income)

1. Gain (loss) on valuation of investment securities and gain (loss) on valuation of shares of affiliated companies

Gain (loss) on valuation of investment securities and gain (loss) on valuation of shares of affiliated companies include gain and loss resulting from valuations, sales and liquidation of these securities.

2. Recoveries of written-off claims

Recoveries of written-off claims include the amount recovered in excess of book value of the loans transferred to JICA on October 1, 2008, that are associated with the Overseas Economic Cooperation Account of the former Japan Bank for International Cooperation.

(Statement of Cash Flows)

The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2018)

Cash and deposits	¥255,638,891,695
Time deposits	¥(6,684,678,000)

Ending balance of funds	¥248,954,213,695

2. Description of significant non-cash transactions

Assets acquired under finance leases
Tools, furniture, and fixtures	¥453,668,523

(Statement of Administrative Service Operation Cost)

Number of public officers temporarily transferred to JICA and accounted for as opportunity cost Of the estimated increase in retirement benefits not included in the provision, ¥4,859,214 was recognized as the current-business-year increase of provision for retirement benefits for 32 public officers temporarily transferred to JICA according to JICA’s internal rules.

(Financial instruments)

1. Status of financial instruments

(1)	Policy regarding financial instruments

The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are entered into for mitigating the adverse impact caused by interest rate and foreign exchange fluctuations.

(2)	Details of financial instruments and related risks

The financial assets held in the Finance and Investment Account are loans mainly to developing regions, and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, and shares of affiliated companies are held for policy-oriented purposes, and are exposed to credit risk of issuers, interest rate risk, and market price volatility risk.

Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons.

In addition to the above, foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk.

(3)	Risk management system for financial instruments

[1]	Credit risk management

The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the operational departments (including region department), in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board Meeting convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

The credit risks of issuers of investment securities and shares of affiliated companies are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

[2]	Market risk management

(i)	Interest rate risk management

Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

(ii)	Foreign exchange risk management

Foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk; as such, foreign currency claims are funded by foreign currency liabilities, and currency swaps and other approaches are employed to avert or reduce foreign exchange risk.

(iii)	Price volatility risk management

Stocks and other securities that are held for policy-oriented purposes are monitored for changes in value affected by the market environment or financial condition of the companies, exchange rates, and other factors.

This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board Meeting.

[3]	Liquidity risk management related to fund raising

The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies’ budgets, as resolved by the National Diet of Japan.

[4]	Derivative transaction management

Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

	Balance sheet amount	Fair value	Difference
(1) Loans	12,005,003,608,497
Allowance for loan losses	(171,804,355,614)
	11,833,199,252,883	12,326,420,704,963	493,221,452,080
(2) Investment securities
Other investment securities	1,579,104,002	1,579,104,002	0
(3) Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(75,454,149,239)
	11,608,735,000	11,608,735,000	0
(4) Borrowings from government fund for FILP (including borrowings due within one year)	(1,911,513,136,000)	(1,994,372,272,939)	(82,859,136,939)
(5) Bonds (including bonds due within one year)	(703,132,300,000)	(756,198,868,887)	(53,066,568,887)
(6) Derivative transactions
Derivative transactions not qualifying for hedge accounting	30,561,550	30,561,550	0
Derivative transactions qualifying for hedge accounting	(14,816,867,977)	(14,816,867,977)	0
	(14,786,306,427)	(14,786,306,427)	0

* Liabilities are shown in parentheses (    ).

(Note 1) Method for calculating fair values of financial instruments

[1]	Loans

The fair values of loans with floating interest rates are calculated at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are calculated by discounting the total amount of the principal and interest using a rate that combines a risk-free rate with the respective borrowers’ credit risk.

[2]	Investment securities

The fair value of other investment securities is based on quoted market prices.

[3]	Claims probable in bankruptcy, claims probable in rehabilitation, and other

Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is calculated based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount, less the current estimated uncollectible amount, and hence is calculated accordingly.

[4]	Borrowings from government fund for FILP (including borrowings due within one year)

The fair value of borrowings from government fund for FILP (including borrowings due within one year) is calculated by discounting the total amount of principal and interest using interest rates expected to be applied to new borrowings for the same total amount.

[5]	Bonds (including bonds due within one year)

The fair value of bonds (including bonds due within one year) is determined using market observable prices if available. For bonds without market observable prices, the fair values are calculated by discounting contractual cash flows at the risk free rate. As for hedged bonds for which the exceptional accrual method and assignment method are applied, the fair value of such interest rate swaps and currency swaps is applied.

[6]	Derivative transactions

Derivative transactions are interest rate-related transactions (interest rate swaps), and fair values are based on discounted present values. Interest rate swaps for which the exceptional accrual method is applied and currency swaps for which the assignment method is applied are accounted for together with the corresponding bond. The fair value of these hedging instruments is included in the fair value of the underlying bonds.

(Note 2)	The following are financial instruments whose fair values are deemed to be extremely difficult to determine. They are not included in the fair value information of financial instruments.

(Unit: Yen)
Balance sheet amount
Investment securities*1	3,122,310,281
Shares of affiliated companies*1	43,545,746,439
Money held in trust*2	32,551,007,158
Undisbursed balance of loan commitments*3	0

*1 These financial instruments have no market prices, and the calculation of their fair values is deemed to be impractical.

*2 The money held in trust is composed of the assets in the trust for which it is difficult to determine the fair value.

*3 The fair values of the undisbursed balances of loan commitments are deemed to be extremely difficult to determine. The main reason is the difficulty of reasonably estimating future extensions of loans, because of the extremely diverse range of implementation formats for projects in the developing countries where these loans are provided.

(Money held in trust)

1.	Money held in trust for the purpose of investment
Not applicable.

2.	Money held in trust for the purpose of investment and held-to-maturity
Not applicable.

3.	Other (other than for the purpose of investment and held-to-maturity)

					(Unit: Yen)
	Balance sheet amount	Acquisition cost	Difference	The amount by which the balance sheet amount exceeds the acquisition cost	The amount by which the balance sheet amount does not exceed the acquisition cost
Money held in trust for others	32,551,007,158	33,797,336,360	1,246,329,202	0	1,246,329,202

(Note) “The amount by which the balance sheet amount exceeds the acquisition cost” and “The amount by which the balance sheet amount does not exceed the acquisition cost” are the breakdown of “Difference”.

(Retirement benefits)

1.	Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

On February 16, 2018, JICA transferred the minimum actuarial liability of the substitutional portion of the Employees’ Pension Fund to the National Treasury.

2.	Defined benefit pension plan

(1)	The changes in the retirement benefit obligation are as follows:

(Unit: Yen)
Retirement benefit obligation at the beginning of the business year	8,217,062,313

Current service cost	284,720,691
Interest cost	37,232,077
Actuarial differences	(110,754,100)
Retirement benefit paid	(270,772,015)
Past service cost	0
Contribution by employees	16,344,459
Decrease associated with the transfer of benefit obligation relating to the Employees’ Pension Fund	(1,773,842,616)

Retirement benefit obligation at the end of the business year	6,399,990,809

(2)	The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the business year	3,924,343,287

Expected return on plan assets	0
Actuarial differences	86,086,950
Contribution by the company	108,862,364
Retirement benefit paid	(88,061,473)
Contribution by employees	16,344,459
Decrease associated with the transfer of benefit obligation relating to the Employees’ Pension Fund	(1,850,614,113)

Plan assets at the end of the business year	2,196,961,474

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	2,748,391,249
Plan assets	(2,196,961,474)

Unfunded benefit obligations of funded pension plan	551,429,775
Unfunded benefit obligations of unfunded pension plan	3,651,599,560

Subtotal	4,203,029,335
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	4,203,029,335

Provision for retirement benefits	4,203,029,335
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	4,203,029,335

(4)	Components of retirement benefit expenses

(Unit: Yen)
Current service cost	284,720,691
Interest cost	37,232,077
Expected return on plan assets	0
Realized actuarial differences	(196,841,050)
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	125,111,718

Loss on transfer of benefit obligation relating to Employees’ Pension Fund (Note)	76,771,497

(Note)	Recorded as a component of extraordinary losses.

(5)	Major components of plan assets

Percentages of components to the total are as follows:

Bonds	38%
Stocks	35%
General account of life insurance company	19%
Others	8%

Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, its performance and market condition, etc.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the business year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		0.00%

3.	Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥12,322,310.

(Lease transactions)

Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥381,024

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥887,896

(Asset retirement obligations)

JICA has a building lease agreement for its head office building, and has an obligation to restore the building to its original state at the termination of the lease period. Therefore, the asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

The balance of the asset retirement obligations at the end of the current business year was ¥70,374,150.

(Profit and loss under the equity method)

JICA does not maintain any specific affiliated companies and, as such, does not prepare consolidated financial statements. However, profit or loss under the equity method related to affiliated companies is as follows:

Investment amount in affiliated companies	¥43,545,746,439

Investment amount when applying the equity method	¥55,269,119,662

Valuation gain on investments when applying the equity method	¥16,309,398,168

(Significant contractual liabilities)

Contract liabilities JICA is obliged to pay during the next business year and thereafter are ¥22,598,304,400.

(Significant subsequent events)

Appropriation of profit was approved as follows on May 31, 2018:

			(Unit: Yen)
I.	Unappropriated income for the current business year		79,188,199,636
	Total income for the current business year	79,188,199,636

II.	Profit appropriation amount
	Reserve fund	79,188,199,636	79,188,199,636

The Accompanying Supplementary Schedules

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment loss

											(Unit:Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period

Tangible assets (Depreciation included in expenses)	Buildings	3,266,812,548	54,541,302	72,295,255	3,249,058,595	1,036,977,297	91,669,082	664,850,656	0	1,547,230,642
	Structures	50,286,752	0	0	50,286,752	23,528,596	1,336,274	11,670,468	0	15,087,688
	Machinery and equipment	194,594,251	1,640,791	0	196,235,042	68,733,949	3,512,762	102,287,680	0	25,213,413
	Vehicles	408,074,789	33,742,128	42,620,818	399,196,099	209,824,296	41,370,891	0	0	189,371,803
	Tools, furniture, and fixtures	370,686,607	459,778,102	116,810,497	713,654,212	229,254,026	100,143,926	0	0	484,400,186
	Total	4,290,454,947	549,702,323	231,726,570	4,608,430,700	1,568,318,164	238,032,935	778,808,804	0	2,261,303,732

Tangible assets (Non-depreciable assets)	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	22,521,084	32,747,829	25,098,342	30,170,571	0	0	0	0	30,170,571
	Total	12,725,791,084	32,747,829	25,098,342	12,733,440,571	0	0	6,091,196,973	0	6,642,243,598

Total tangible assets	Buildings	3,266,812,548	54,541,302	72,295,255	3,249,058,595	1,036,977,297	91,669,082	664,850,656	0	1,547,230,642
	Structures	50,286,752	0	0	50,286,752	23,528,596	1,336,274	11,670,468	0	15,087,688
	Machinery and equipment	194,594,251	1,640,791	0	196,235,042	68,733,949	3,512,762	102,287,680	0	25,213,413
	Vehicles	408,074,789	33,742,128	42,620,818	399,196,099	209,824,296	41,370,891	0	0	189,371,803
	Tools, furniture, and fixtures	370,686,607	459,778,102	116,810,497	713,654,212	229,254,026	100,143,926	0	0	484,400,186
	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	22,521,084	32,747,829	25,098,342	30,170,571	0	0	0	0	30,170,571
	Total	17,016,246,031	582,450,152	256,824,912	17,341,871,271	1,568,318,164	238,032,935	6,870,005,777	0	8,903,547,330

Intangible assets (Depreciation included in expenses)	Trademark rights	731,316	0	0	731,316	354,773	76,363	0	0	376,543
	Software	133,947,287	4,468,081,841	0	4,602,029,128	241,532,066	223,103,834	0	0	4,360,497,062
	Total	134,678,603	4,468,081,841	0	4,602,760,444	241,886,839	223,180,197	0	0	4,360,873,605

Intangible assets (Non-depreciable assets)	Software in progress	531,519,518	747,525,951	403,683,329	875,362,140	0	0	0	0	875,362,140
	Total	531,519,518	747,525,951	403,683,329	875,362,140	0	0	0	0	875,362,140

Total intangible assets	Trademark rights	731,316	0	0	731,316	354,773	76,363	0	0	376,543
	Software	133,947,287	4,468,081,841	0	4,602,029,128	241,532,066	223,103,834	0	0	4,360,497,062
	Software in progress	531,519,518	747,525,951	403,683,329	875,362,140	0	0	0	0	875,362,140
	Total	666,198,121	5,215,607,792	403,683,329	5,478,122,584	241,886,839	223,180,197	0	0	5,236,235,745

Investments and other assets	Investment securities	2,645,877,928	2,837,572,842	782,036,487	4,701,414,283	0	0	0	0	4,701,414,283
	Shares of affiliated companies	43,634,338,940	1,523,291,750	1,611,884,251	43,545,746,439	0	0	0	0	43,545,746,439
	Money held in trust	15,511,130,579	17,467,083,094	427,206,515	32,551,007,158	0	0	0	0	32,551,007,158
	Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	87,062,884,239	0	0	0	0	87,062,884,239
	Allowance for loan losses (non-current)	(73,483,682,562)	(1,970,466,677)	0	(75,454,149,239)	0	0	0	0	(75,454,149,239)
	Long-term prepaid expenses	53,955,665	2,326,123	37,325,790	18,955,998	0	0	0	0	18,955,998
	Long-term guarantee deposits	700,941,263	11,100,447	74,056,119	637,985,591	0	0	0	0	637,985,591
	Total	76,125,446,052	19,870,907,579	2,932,509,162	93,063,844,469	0	0	0	0	93,063,844,469

(2) Details of securities

1 Securities recorded under current assets

						(Unit: Yen)
Held to maturity securities	Type and Name	Acquisition cost	Aggregate face value	Balance sheet amount	Valuation difference included in current expense	Remarks
	Negotiable deposit	5,000,000,000	5,000,000,000	5,000,000,000	0

2 Securities recorded under investments and other assets

(Unit: Yen)
	Name	Acquisition cost	Value obtained by multiplying the net asset value by the percentage of shareholding	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Remarks
Shares of affiliated companies	Sumatra Pulp Corporation	2,758,289,455	1	1	0
	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	5,499,480,261	5,499,480,261	(7,012,897)
	SPDC Ltd.	7,269,880,619	18,052,897,847	7,269,880,619	0
	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,515,425,750	2,436,204,983	0
	Nippon Amazon Aluminum Co., Ltd	25,066,535,300	25,859,928,594	25,066,535,300	0
	WASSHA Inc.	300,000,000	42,937,275	42,937,275	(31,948,117)
	JAPAN ASEAN Women Empowerment Fund	3,230,708,000	3,184,914,499	3,230,708,000	(96,575,658)
	Total	48,210,915,461	55,155,584,227	43,545,746,439	(135,536,672)
Other investment securities	Type and name	Acquisition cost	Fair value	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Valuation difference on available-for-sale securities	Remarks
	Prototype Carbon Fund	1	-	1	0	0
	Sihanoukville Autonomous Port	1,641,062,071	1,579,104,002	1,579,104,002	0	(61,958,069)
	The First MicroFinanceBank Ltd.	218,880,000	-	220,924,800	0	2,044,800
	Myanmar Japan Thilawa Development Ltd.	321,372,900	-	286,486,200	0	(34,886,700)
	MGM Sustainable Energy Fund L.P.	989,911,382	-	944,139,252	2,490,148	(50,615,533)
	Asia Climate Partners L.P.	1,471,576,969	-	1,285,446,496	(118,468,037)	(111,243,861)
	IFC Middle East and North Africa Fund, LP	407,312,438	-	385,313,532	(58,293,203)	(5,622,175)
	Total	5,050,115,761	1,579,104,002	4,701,414,283	(174,271,092)	(262,281,538)
Total balance sheet amount				48,247,160,722		(262,281,538)

*

Acquisition cost of other securities related to the investment to investment limited partnership and other equivalent funds includes the amount equivalent to JICA’s percentage share of the accumulated profit/loss amount for the previous term

(3) Details of loans

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection, etc.	Write-off
Loans	11,661,979,711,338	1,117,983,659,385	774,959,762,226	0	12,005,003,608,497
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	0	87,062,884,239
Total	11,749,042,595,577	1,117,983,659,385	774,959,762,226	0	12,092,066,492,736

(4) Details of borrowings

							(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks
Borrowings from government fund for Fiscal Investment and Loan Program	1,740,318,931,000	402,600,000,000	231,405,795,000	1,911,513,136,000 (150,179,140,000)	0.838	June 2018- November 2042

*	Figures in parentheses ( ) indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Coupon (%)	Maturity date	Remarks
FILP Agency Bonds
FILP Agency Bonds (1st)	30,000,000,000	0	0	30,000,000,000	2.470	September 2028
				(0)
FILP Agency Bonds (2nd)	30,000,000,000	0	0	30,000,000,000	2.341	June 2029
				(0)
FILP Agency Bonds (3rd)	20,000,000,000	0	0	20,000,000,000	2.134	December 2029
				(0)
FILP Agency Bonds (4th)	20,000,000,000	0	0	20,000,000,000	2.079	June 2030
				(0)
FILP Agency Bonds (5th)	20,000,000,000	0	0	20,000,000,000	1.918	September 2030
				(0)
FILP Agency Bonds (6th)	20,000,000,000	0	0	20,000,000,000	2.098	December 2030
				(0)
FILP Agency Bonds (7th)	20,000,000,000	0	0	20,000,000,000	1.991	June 2031
				(0)
FILP Agency Bonds (8th)	15,000,000,000	0	0	15,000,000,000	1.554	September 2026
				(0)
FILP Agency Bonds (9th)	5,000,000,000	0	0	5,000,000,000	2.129	September 2041
				(0)
FILP Agency Bonds (11th)	10,000,000,000	0	0	10,000,000,000	1.140	December 2021
				(0)
FILP Agency Bonds (12th)	10,000,000,000	0	0	10,000,000,000	0.901	June 2022
				(0)
FILP Agency Bonds (13th)	10,000,000,000	0	0	10,000,000,000	1.752	June 2032
				(0)
FILP Agency Bonds (14th)	10,000,000,000	0	0	10,000,000,000	0.825	September 2022
				(0)
FILP Agency Bonds (15th)	10,000,000,000	0	0	10,000,000,000	1.724	September 2032
				(0)
FILP Agency Bonds (16th)	10,000,000,000	0	0	10,000,000,000	0.300	December 2018
				(10,000,000,000)
FILP Agency Bonds (17th)	10,000,000,000	0	0	10,000,000,000	0.720	December 2022
				(0)
FILP Agency Bonds (18th)	10,000,000,000	0	0	10,000,000,000	0.868	June 2023
				(0)
FILP Agency Bonds (19th)	10,000,000,000	0	0	10,000,000,000	1.725	June 2033
				(0)
FILP Agency Bonds (20th)	10,000,000,000	0	0	10,000,000,000	0.787	September 2023
				(0)
FILP Agency Bonds (21st)	10,000,000,000	0	0	10,000,000,000	1.734	September 2033
				(0)
FILP Agency Bonds (22nd)	10,000,000,000	0	0	10,000,000,000	0.260	December 2018
				(10,000,000,000)
FILP Agency Bonds (23rd)	10,000,000,000	0	0	10,000,000,000	0.684	February 2024
				(0)
FILP Agency Bonds (24th)	10,000,000,000	0	0	10,000,000,000	0.655	June 2024
				(0)
FILP Agency Bonds (25th)	10,000,000,000	0	0	10,000,000,000	1.520	June 2034
				(0)
FILP Agency Bonds (26th)	10,000,000,000	0	0	10,000,000,000	0.588	September 2024
				(0)
FILP Agency Bonds (27th)	10,000,000,000	0	0	10,000,000,000	1.451	September 2034
				(0)
FILP Agency Bonds (28th)	10,000,000,000	0	0	10,000,000,000	0.150	December 2019
				(0)
FILP Agency Bonds (29th)	10,000,000,000	0	0	10,000,000,000	0.583	June 2025
				(0)
FILP Agency Bonds (30th)	10,000,000,000	0	0	10,000,000,000	1.299	June 2035
				(0)
FILP Agency Bonds (31st)	10,000,000,000	0	0	10,000,000,000	0.530	September 2025
				(0)
FILP Agency Bonds (32nd)	10,000,000,000	0	0	10,000,000,000	1.212	September 2035
				(0)
FILP Agency Bonds (33rd)	10,000,000,000	0	0	10,000,000,000	1.130	December 2035
				(0)
FILP Agency Bonds (34th)	10,000,000,000	0	0	10,000,000,000	0.245	February 2026
				(0)
FILP Agency Bonds (35th)	10,000,000,000	0	0	10,000,000,000	0.080	June 2026
				(0)
FILP Agency Bonds (36th)	10,000,000,000	0	0	10,000,000,000	0.313	June 2036
				(0)
FILP Agency Bonds (37th)	20,000,000,000	0	0	20,000,000,000	0.100	September 2026
				(0)
FILP Agency Bonds (38th)	15,000,000,000	0	0	15,000,000,000	0.590	September 2046
				(0)
FILP Agency Bonds (39th)	5,000,000,000	0	0	5,000,000,000	0.744	February 2037
				(0)
FILP Agency Bonds (40th)	0	10,000,000,000	0	10,000,000,000	0.220	June 2027
				(0)
FILP Agency Bonds (41st)	0	10,000,000,000	0	10,000,000,000	0.602	June 2037
				(0)
FILP Agency Bonds (42nd)	0	20,000,000,000	0	20,000,000,000	0.597	September 2037
				(0)
FILP Agency Bonds (43rd)	0	20,000,000,000	0	20,000,000,000	0.625	December 2037
				(0)
Subtotal	480,000,000,000	60,000,000,000	0	540,000,000,000
				(20,000,000,000)
Government-guaranteed bonds
Japan International Cooperation Agency Government-guaranteed bonds (1st)	57,305,000,000 [$500,000,000]			57,305,000,000
		0	0	[$500,000,000 ]	1.875	November 2019
				(0)
Japan International Cooperation Agency Government-guaranteed bonds (2nd)	53,290,600,000 [$500,000,000]	1,559,400,000 [ $0]	2,554,800,000 [ $0]	52,295,200,000
				[$500,000,000 ]	2.125	October 2026
				(0)
Japan International Cooperation Agency Government-guaranteed bonds (3rd)	0	58,003,000,000 [$500,000,000]	4,470,900,000 [ $0]	53,532,100,000
				[$500,000,000 ]	2.750	April 2027
				(0)
Subtotal	110,595,600,000 [$1,000,000,000]	59,562,400,000 [$500,000,000]	7,025,700,000 [ $0]	163,132,300,000
				[$1,500,000,000 ]
				(0)
Total	590,595,600,000	119,562,400,000	7,025,700,000	703,132,300,000
				(20,000,000,000)

*	Figures in parentheses indicate the amount of bonds redeemable within one year. The amount in [ ] is denominated in a foreign currency

(6) Details of provisions

						(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Use for purpose	Others

Provision for bonuses	284,404,876	299,206,990	284,404,876	0	299,206,990

Provision for contingent losses	13,148,734,498	10,543,916,447	18,546,645	13,075,754,645	10,598,349,655

Total	13,433,139,374	10,843,123,437	302,951,521	13,075,754,645	10,897,556,645

*	Decrease during the period (others) for the provision for contingent losses indicates the amount of reversal of the provision after revaluation, etc.

(7) Details of allowance for loan losses, etc.

							(Unit: Yen)

Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

Loans	11,661,979,711,338	343,023,897,159	12,005,003,608,497	165,531,067,974	6,273,287,640	171,804,355,614

Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	87,062,884,239	73,483,682,562	1,970,466,677	75,454,149,239

Total	11,749,042,595,577	343,023,897,159	12,092,066,492,736	239,014,750,536	8,243,754,317	247,258,504,853

*	The standard for the accrual of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Total retirement benefit obligations	8,217,062,313	227,543,127	2,044,614,631	6,399,990,809

Retirement benefits	3,682,599,530	151,710,572	182,710,542	3,651,599,560

Defined benefit corporate pension plan	4,534,462,783	75,832,555	1,861,904,089	2,748,391,249

Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0

Plan assets	3,924,343,287	211,293,773	1,938,675,586	2,196,961,474

Provision for retirement benefits	4,292,719,026	16,249,354	105,939,045	4,203,029,335

(9) Details of asset retirement obligations

					(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligation of restoration to original state based on building lease agreement	70,374,150	0	0	70,374,150	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91: None

(10) Details of liabilities for guarantee

								(Unit: Yen)
Classification	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period		Remarks
	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount
FILP Agency Bonds (Public offering)	7	200,000,000,000	0	0	2	100,000,000,000	5	100,000,000,000

*	JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of capital and capital surplus

						(Unit: Yen)
Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Capital	Government investment	7,992,227,840,510	45,180,000,000	0	8,037,407,840,510	Increase in capital resulting from the receipt of government investment

(12) Details of reserve fund

					(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Reserve fund stipulated in Paragraph 4 of Article 31 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency	1,472,558,065,095	74,363,358,892	0	1,546,921,423,987	Increase resulting from the appropriation of profits for business year 2016

(13) Details of remunerations and salaries of officers and employees

	(Unit: Thousands of yen, persons)
Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people
Officers	50,118	13	2,768	4
Employees	4,239,073	1,950	192,238	96
Total	4,289,191	1,963	195,006	100

(Notes)	1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people

As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.

4. Others

There are no part-time officers or employees classified as external members.

(14) Details of main assets, liabilities, and expenses, other than those mentioned above

Operating and administrative expenses	(Unit: Yen)
Classification	Amount
Operating expenses	7,344,598,522

Information system-related expenses	1,821,230,556

Rent expenses on real estate	808,433,582

Travelling and transportation expenses	1,331,807,098

Other expenses	2,905,754,728
Total	14,211,824,486

(15) Details of affiliated companies

Corporation type and name	(Affiliated company)		(Affiliated company)

Items	KAFCO Japan Investment Co., Ltd.		Karnaphuli Fertilizer Company Limited

Outline of operations	Production of urea and ammonia in Chittagong, Bangladesh		Production of urea and ammonia in Chittagong, Bangladesh
Name of officers	Number of officers: 9 President and CEO: Tomomi Kawai Executive Vice President: Kazuhide Usui (former Deputy General Manager of the International Credit Analysis Department, former Japan Bank for International Cooperation) Auditor: Toru Nomura (former General Manager of the Environmental Surveillance Department, former Japan Bank for International Cooperation)		-
Association chart on transactions between affiliated companies and JICA

	JICA	KAFCO Japan Investment Co., Ltd.	JICA	KAFCO Japan Investment Co., Ltd.

	(Equity Investment)		(Equity Investment)	(Equity Investment)
				Karnaphuli Fertilizer Company Limited

Assets	¥6,046,808,639		-
Liabilities	¥55,090,058		-
Capital	¥5,023,900,000		-
Retained earnings	¥967,818,581		-
Operating revenues	¥787,559,723		-
Ordinary (loss) income	¥664,173,457		-
Net (loss) income	¥584,207,485		-
Unappropriated (loss) income for the current business year	¥626,193,381		-
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 46,606 shares

•  Acquisition cost: ¥2,436,204,983

•  Balance sheet amount: ¥2,436,204,983 (No changes from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the production of urea and ammonia by the company

•  Date of the initial investment: July 27, 1990

•  Number of company shares owned by JICA: -

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from September 1, 2016, through August 31, 2017.

Corporation type and name	(Affiliated company)	(Affiliated company)
Items	Nippon Amazon Aluminum Co., Ltd.	SPDC Ltd.

Outline of operations	Production of alumina and smelting ammonium in the Amazon region	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area
Name of officers	Number of officers: 14 President and CEO: Michitaka Nakatomi Auditor: Masatomo Ogane (Former Expert for Viet Nam, JICA)	Number of officers: 17 President and CEO: Shinichi Nakayama Managing Director: Tsutomu Uchida (Former Director General of Treasury Department of JICA)

Association chart on transactions between affiliated companies and JICA
	Nippon Amazon Aluminum Co., Ltd
	JICA	JICA	SPDC Ltd.

	(Equity Investment)	(Equity Investment)

Assets	¥58,324,058,941	¥85,328,316,399
Liabilities	¥751,585,925	¥27,585,293,967
Capital	¥55,285,400,000	¥14,200,000,000
Retained earnings	¥2,287,073,016	¥43,543,022,432
Operating revenues	¥4,725,927,265	¥106,612,980,239
Ordinary (loss) income	¥3,947,033,486	¥21,159,766,768
Net (loss) income	¥3,944,072,586	¥19,208,446,647
Unappropriated (loss) income for the current business year	¥496,606,016	¥21,493,022,432
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 496,652,800 shares

•  Acquisition cost: ¥25,066,535,300

•  Balance sheet amount: ¥25,066,535,300 (A decrease of ¥936,094,679 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the smelting of alumina and aluminum

•  Date of the initial investment: August 29, 1978

•  Number of company shares owned by JICA: 2,107,500 shares

•  Acquisition cost: ¥7,269,880,619

•  Balance sheet amount: ¥7,269,880,619 (No changes from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

•  Date of the initial investment: June 17, 1981

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A	N/A

(Note) The above amount pertains to the period from January 1, 2017, through December 31, 2017.	(Note) The above amount pertains to the period from January 1, 2017, through December 31, 2017.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	Eastern Petrochemical Company		Sumatra Pulp Corporation

Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area		Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra
Name of officers	-

Number of officers: 7

President and CEO: Kazuo Hidaka

Executive Vice President: Atsushi Sasaki (Former Chief Representative of JICA Indonesia Office)

Auditor: Rentaro Tamaishi (Former Senior Advisor of Development Assistance Department I, former Japan Bank for International Cooperation)

Association chart on transactions between affiliated companies and JICA
	JICA	SPDC Ltd.	JICA	Sumatra Pulp Corporation
	(Equity Investment)	(Equity Investment)	(Equity Investment)
		Eastern Petrochemical Company

Assets	-		¥28,983,505
Liabilities	-		¥707,440,920
Capital	-		¥100,000,000
Retained earnings	-		(¥778,457,415)
Operating revenues	-		¥68,307,690
Ordinary (loss) income	-		(¥37,393,581)
Net (loss) income	-		(¥317,238,005)
Unappropriated (loss) income for the current business year	-		(¥778,457,415)
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

• Number of company shares owned by JICA: –

• Acquisition cost: -

• Balance sheet amount: -

• Legal basis: -

• Applicable provision of the act: -

• Purpose of investment: -

• Date of the initial investment: -

• Number of company shares owned by JICA: 114,032 shares

• Acquisition cost: ¥2,758,289,455

• Balance sheet amount: ¥1 (No changes from the end of the previous business year)

• Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

• Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

• Purpose of investment: Capital contribution to the pulp manufacturing business

• Date of the initial investment: April 21, 1995

Details of receivables and payables	-		N/A
Details of debt guarantee	-		N/A
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	-		N/A
			(Note) The above amount pertains to the period from April 1, 2016, through March 31, 2017.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	Japan Saudi Arabia Methanol Co., Inc.		JSMC PANAMA S.A.

Outline of operations	Production of methanol in the Al-Jubail Industrial Area		Transportation of methanol business
Name of officers	Number of officers: 12 Chairman: Akira Ishiwada Managing Director and General Manager of the General Affairs Department: Susumu Iwamoto (Director General of the Office of Information System of JICA) Auditor: Yutaka Ohashi (Former General Manager of Development Assistance Department IV, former Japan Bank for International Cooperation)		-
Association chart on transactions between affiliated companies and JICA
	JICA	Japan Saudi Arabia Methanol Co., Inc.	JICA	Japan Saudi Arabia Methanol Co., Inc.
	(Equity Investment)		(Equity Investment)	(Equity Investment)
				JSMC PANAMA S.A.

Assets	¥39,649,607,929		-
Liabilities	¥6,453,157,056		-
Capital	¥2,310,000,000		-
Retained earnings	¥31,168,039,873		-
Operating revenues	¥64,686,089,359		-
Ordinary (loss) income	¥25,442,015,105		-
Net (loss) income	¥23,989,073,677		-
Unappropriated (loss) income for the current business year	¥15,017,439,873		-
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 1,386,000 shares

•  Acquisition cost: ¥7,149,297,104

•  Balance sheet amount: ¥5,499,480,261 (A decrease of ¥7,012,897 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the methanol manufacturing business

•  Date of the initial investment: December 17, 1979

•  Number of company shares owned by JICA: –

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from January 1, 2017, through December 31, 2017.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	WASSHA Inc.		JAPAN ASEAN Women Empowerment Fund

Outline of operations	LED lamp rental services and charging services in the area without electricity in Sub-Saharan Africa		Investment and / or loan to Microfinance Institutes for empowerment of women in ASEAN countries
Name of officers	Number of officers: 6 Representative CEO: Satoshi Akita Outside Director: Nobuyuki Konishi (Deputy Director General of Private Sector Partnership and Finance Department of JICA)		Number of officers: 4 Director Christophe Grünig Director Hoa Le Director Peter Fanconi Director Ted Uemae
Association chart on transactions between affiliated companies and JICA
	JICA	WASSHA Inc.	JICA	JAPAN ASEAN Women Empowerment Fund
	(Equity Investment)		(Equity Investment)

Assets	¥274,094,060		¥13,153,803,118
Liabilities	¥10,745,438		¥361,063,211
Capital	¥223,500,000		¥12,785,773,000
Retained earnings	(¥582,651,378)		¥6,966,907
Operating revenues	¥111,361,854		¥549,131,809
Ordinary (loss) income	(¥166,824,360)		¥330,027,680
Net (loss) income	(¥195,948,452)		¥330,027,680
Unappropriated (loss) income for the current business year	(¥582,651,378)		¥6,966,907
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 300 shares

•  Acquisition cost: ¥300,000,000

•  Balance sheet amount: ¥42,937,275 (An increase of ¥31,948,117 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the LED lamp rental services and charging business

•  Date of the initial investment: October 28, 2016

•  Number of company shares owned by JICA: 3,000 shares

•  Acquisition cost: ¥3,230,708,000

•  Balance sheet amount: ¥3,230,708,000 (An increase of ¥1,426,716,092 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the fund

•  Date of the initial investment: October 21, 2016

Details of receivables and payables	N/A		N/A
Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A		N/A
	(Note) The above amount pertains to the period from January 1, 2017, through December 31, 2017. The company changed its name from Digital Grid Inc. to WASSHA Inc. on January 1, 2018.		(Note) The above amount pertains to the period from January 1, 2017, through December 29, 2017.